UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22906

                             Virtus Alternative Solutions Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                                     Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                     Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800)-243-1574

Date of fiscal year end:  October 31

Date of reporting period: October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Credit Opportunities Fund
Virtus Multi-Strategy Target Return Fund
Virtus Select MLP and Energy Fund
Virtus Strategic Income Fund

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended October 31, 2016.

During the first half of the fiscal year, global equity markets were challenged by falling oil prices, China’s economic slowdown, and concerns over the Federal Reserve’s (“the Fed”) first rate hike in nine years, which occurred in December 2015. Equities plummeted in early 2016, but stabilizing oil prices and the Fed’s softened stance on further rate hikes for 2016 sparked a rally in mid-February that lasted until June. The U.K.’s June 23 “Brexit” decision to leave the European Union triggered a selloff that was largely short-lived. Calm was restored by better-than-expected corporate earnings, an improving global economic picture, and reassurance that the world’s central banks would continue to provide monetary stimulus.

For the 12 months ended October 31, 2016, U.S. large- and small-cap stocks generated positive performance, as measured by the 5.87% and 4.11% returns of the S&P 500® Index and Russell 2000® Index, respectively. Within international equities, emerging markets significantly outperformed their developed peers, with the MSCI Emerging Markets Index (net) up 9.27%, while the MSCI EAFE® Index (net) declined 3.23%.

Demand for U.S. Treasuries remained strong, driven by foreign investors seeking safe havens and yield in light of the negative interest rate environment in many international economies. On October 31, 2016, the benchmark 10-year U.S. Treasury yielded 1.84% compared with 2.16% one year earlier. For the 12 months ended October 31, 2016, the broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, gained 4.37%, while non-investment grade bonds rose 10.14%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The strength of the global economy will likely remain a leading concern for markets in the months ahead, and investors will watch with great interest the actions of the Fed and other major central banks. The U.S. economy’s continued growth, as evidenced by recent strong jobs, housing, and consumer spending data, should give investors reason for optimism, but future market direction will be determined largely by the ability of corporations to continue to produce robust earnings.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to both traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies.

As always, thank you for entrusting Virtus with your assets. Should you have questions about your account or require assistance, please visit our website at Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

November 2016

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of May 1, 2016 to October 31, 2016

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Alternative Solutions Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class A and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I and Class R6 shares are sold without sales charges. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested from May 1, 2016 through October 31, 2016 and held for the entire period. The following Expense Table illustrates your Fund’s costs in two ways.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Expense Table
	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio*	Expenses Paid During Period* *
Virtus Credit Opportunities Fund
Actual
Class A	$1,000.00	$1,039.20	1.45%	$7.43
Class C	1,000.00	1,035.40	2.22	11.36
Class I	1,000.00	1,040.50	1.21	6.21
Class R6	1,000.00	1,041.50	1.15	5.90
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.85	1.45%	$7.35
Class C	1,000.00	1,013.98	2.22	11.24
Class I	1,000.00	1,019.05	1.21	6.14
Class R6	1,000.00	1,019.36	1.15	5.84
Virtus Multi-Strategy Target Return Fund
Actual
Class A	$1,000.00	$1,003.10	1.69%	$8.51
Class C	1,000.00	999.00	2.45	12.31
Class I	1,000.00	1,004.10	1.45	7.30
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.64	1.69%	$8.57
Class C	1,000.00	1,012.82	2.45	12.40
Class I	1,000.00	1,017.85	1.45	7.35
Virtus Select MLP and Energy Fund
Actual
Class A	$1,000.00	$1,081.30	1.56%	$8.16
Class C	1,000.00	1,077.50	2.31	12.06
Class I	1,000.00	1,082.30	1.31	6.86
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.29	1.56%	$7.91
Class C	1,000.00	1,013.52	2.31	11.69
Class I	1,000.00	1,018.55	1.31	6.65
Virtus Strategic Income Fund
Actual
Class A	$1,000.00	$1,045.70	1.40%	$7.20
Class C	1,000.00	1,041.90	2.15	11.04
Class I	1,000.00	1,047.10	1.15	5.92
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.10	1.40%	$7.10
Class C	1,000.00	1,014.33	2.15	10.89
Class I	1,000.00	1,019.36	1.15	5.84

*	Annualized expense ratios include dividend expense on securities sold short and interest expense on securities sold short.

* *	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 366 to reflect the one half-year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expenses would have been higher.

You can find more information about the Funds’ expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the prospectus.

KEY INVESTMENT TERMS

ADR (American Depositary Receipt)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Alerian MLP Index

A composite of the 50 most prominent energy master limited partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

50% Bloomberg Barclays U.S. High-Yield Bond Index/50% Credit Suisse Leveraged Loan Index

An index that is derived from a combination of the Bloomberg Barclays U.S. Corporate High Yield Bond Index and the Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. High-Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Credit Suisse Leveraged Loan index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Total return of the index is the sum of three components: principal, interest, and reinvestment return. The cumulative return assumes that coupon payments are reinvested into the index at the beginning of each period. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Aggregate Bond Index

An index that measures the U.S. investment grade, fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bank of Japan (“BOJ”)

One of the world’s major central banks, the Bank of Japan is responsible for issuing the country’s currency, managing monetary policy, and maintaining financial system stability.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

An index that measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index

An index that is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-Month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

European Central Bank (the “ECB”)

The regulatory body that is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 European Union Member States, whether or not they have adopted the euro currency.

Exchange–Traded Funds (ETF)

Portfolios of stocks or bonds that track a specific market index.

Exchange–Traded Notes (ETN)

Senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.

KEY INVESTMENT TERMS  (Continued)

Federal Reserve (the “Fed”)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross Domestic Product (“GDP”)

The market value of all officially recognized final goods and services produced within a country in a given period.

iShares®

Represents shares of an open-end exchange-traded fund.

London Interbank Offered Rate (LIBOR)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans.

Master Limited Partnership (MLP)

Investment which combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. To be classified as an MLP, a partnership must derive most of its cash flows from real estate, natural resources and commodities.

MSCI EAFE®Index

A free float-adjusted, market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

A free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

Over–the–Counter (OTC)

Trading that is done directly between two parties, without any supervision of an exchange.

Payment–in–Kind Security (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (QE)

An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

KEY INVESTMENT TERMS  (Continued)

Reserve Bank of Australia (RBA)

The Reserve Bank of Australia is Australia’s central bank. Its duty is to contribute to the stability of the currency, full employment, and economic prosperity and welfare of the Australian people. It does this by setting the cash rate to meet an agreed medium-term inflation target, working to maintain a strong financial system and efficient payments systems, and issuing the nation’s banknotes.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

S&P 500® Index

A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

Standard & Poor’s Depositary Receipt (SPDR)

Shares of a security designed to track the value of the S&P 500® Index. SPDRs trade on the American Stock Exchange under the symbol SPY. One SPDR unit is valued at approximately one-tenth of the value of the S&P 500® Index. Dividends are distributed quarterly, and are based on the accumulated stock dividends held in trust, less any expenses of the trust.

U.S. Treasury Federal Funds Rate

The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight. The federal funds rate is generally only applicable to the most creditworthy institutions when they borrow and lend overnight funds to each other. The federal funds rate is one of the most influential interest rates in the U.S. economy, since it affects monetary and financial conditions, which in turn have a bearing on key aspects of the broad economy including employment, growth and inflation.

Credit Opportunities Fund Fund Summary	Ticker Symbols: Class A: VCOAX Class C: VCOCX Class I: VCOIX Class R6: VRCOX

¾	The Fund is non-diversified and has an investment objective of total return with a secondary objective of income.

¾	For the fiscal period November 1, 2015 through October 31, 2016, the Fund’s Class A shares at NAV returned 3.88%, Class C shares returned 3.16%, Class I shares returned 4.13%, and Class R6 shares returned 4.24%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 4.37% and the 50% Bloomberg Barclays U.S. High-Yield Bond Index/50% Credit Suisse Leveraged Loan Index, which is the Fund’s style-specific benchmark index appropriate for comparison, returned 8.21%. Performance for the composite’s underlying indices over this period included a gain of 10.14% for the Bloomberg Barclay U.S. High-Yield Bond Index and a gain of 6.30% for the Credit Suisse Leveraged Loan Index.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the fiscal year ended October 31, 2016?

¾	Driven by accommodative central bank policy and low yields globally, fixed income spread sectors outperformed almost all asset classes during the fiscal year. Within the U.S. high yield sector, credits within the oil & gas and metals & mining industries appreciated significantly due to the rebound in commodity prices. Emerging markets debt also rebounded driven by inflows into higher yielding securities.

¾	The U.S. corporate default rate peaked following a surge in corporate defaults in the oil & gas industry at the beginning of the fiscal year. While several smaller oil & gas companies defaulted and filed for Chapter 11 bankruptcy protection, overall defaults were smaller and relatively modest in comparison to previous credit cycles. Given the more benign default environment, high yield spreads narrowed to historical averages.
¾	After raising interest rates in December 2015, the Federal Reserve maintained dovish monetary policies for the rest of the year. In addition, the European Central Bank and Bank of Japan extended their quantitative easing programs. These actions in concert were supportive of higher yielding risk assets.

What factors affected the Fund’s performance during its fiscal year?

¾	Although the Fund has a flexible mandate to invest throughout corporate capital structures and across the risk spectrum, we maintained a relatively defensive portfolio as we have since its inception. Specific to the fiscal year, the Fund maintained a base of higher quality, lower duration credit securities, a large cash position, and a significant allocation to a diversified portfolio of less correlated investments. At fiscal year-end, the portfolio had a duration of about two years and remained very liquid.

¾	We recognize that maintaining a defensive positioning could lead to short-term underperformance relative to the Fund’s benchmark, which, in fact, occurred from mid-February through the fiscal year-end. However, we believe this approach may help the Fund avoid large capital losses while generating meaningful returns from high quality credit securities and potentially sizeable returns from less correlated investments. This positioning has also allowed the Fund to maintain “dry powder” to use during market corrections and to invest in new event-driven and distressed credit situations as they arise.

Performance detractors for the Fund during the fiscal year included:

¾	A large cash position — While cash will limit the Fund’s performance during a strong year for credit, it provided us with flexibility and “dry powder” to invest during periods of volatility.

¾	An underweight in commodity-related credits, specifically in the oil & gas and metals & mining industries — After bottoming in February, commodity-related credits were the strongest performers through fiscal year-end.

¾	Significant exposure to higher quality bank loans and secured bonds — High quality underperformed low quality risk assets during the fiscal year.

¾	The portfolio’s significantly lower duration than the high yield benchmark — During the fiscal year, U.S. Treasury yields decreased through September. The portfolio’s lower duration acted as a headwind in the declining rate environment.

¾	Our portfolio hedges also detracted from performance given that the market was generally bullish during the period.

Positive contributors to the Fund’s performance during the fiscal year included:

¾	Distressed debt-related investments — Many of these holdings had significant gains.

¾	Lehman Brothers unsecured bonds — These securities continued to deliver attractive returns despite the company’s eighth year in bankruptcy.

¾	Nortel Networks bonds — This investment also worked out well. After the company liquidated its assets in bankruptcy, creditors from different parts of the world began litigating to lay claim to the proceeds. After thoroughly analyzing the litigation, we began buying Nortel’s bonds in the summer of 2015 and continued buying them over the next five quarters. Although the litigation posed some risks to the returns on our position, in our view the bonds had limited market risk because Nortel had no business operations or assets other than cash in an escrow account. Ultimately, the warring creditors settled well within our base-case assumptions and through fiscal year-end the Fund earned an attractive return on these bonds.

¾	Caesars Entertainment — Another positive contributor was our investment in Caesars, one of the largest U.S.-based casino owner/ operators. One of Caesars’ operating units filed for bankruptcy last January, kicking off a slew of inter-creditor lawsuits. Upon a thorough analysis of the litigation risks, we concluded that the market was overestimating the risk in certain parts of the company’s capital structure. We began buying the debt last fall and continued buying until September when the warring creditors settled, again well within our base-case assumption.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Credit Opportunities Fund (Continued)

¾	During the year, the Fund invested in derivatives via equity options and credit default swaps. Both positions proved modestly profitable to performance during the fiscal year.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as Investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise and fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high-yield securities than investment-grade securities.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Non- Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer- specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Credit Opportunities Fund
The following table presents asset allocations within certain sectors and as a percentage of total investments as of October 31, 2016.

Corporate Bonds	39%
Loan Agreements	30%
Mortgaged-Backed Securities	5%
Convertible Bonds	3%
Foreign Government Securities	3%
Other (includes short-term investments)	21%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Credit Opportunities Fund (Continued)

Total Returns1 for periods ended 10/31/16

	1 Year	Since Inception	Inception Date
Class A Shares at NAV[2]	3.88%	1.80%	6/05/15
Class A Shares at POP[3]	-0.02	-0.93	6/05/15
Class C Shares at NAV[2] and with CDSC[4]	3.16	1.05	6/05/15
Class I Shares at NAV[7]	4.13	2.03	6/05/15
Class R6 Shares at NAV	4.24	2.11	6/05/15
50% Bloomberg Barclays U.S. High-Yield Bond Index/50%Credit Suisse Leveraged Loan Index	8.21	4.65[5]	—
Bloomberg Barclays U.S. Aggregate Bond Index	4.37	4.20[5]	—
Fund Expense Ratios[6]: A Shares: Gross 1.71%, Net 1.45%; C Shares: Gross 2.46%, Net 2.20%; I Shares: Gross 1.46%, Net 1.20%; R6 Shares: Gross 1.40%, Net 1.14%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5The since inception index return is from the Fund’s inception date.

6The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 29, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through March 1, 2017. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

7Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semi-annual report.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on June 5, 2015 (inception date of the Fund), for Class A, Class C, Class I, and Class R6 shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Multi-Strategy Target Return Fund Fund Summary	Ticker Symbols: Class A: VMSAX Class C: VCMSX Class I: VMSIX
¾	The Fund is non-diversified and has an investment objective of seeking long-term total return.

¾	For the fiscal period November 1, 2015 through October 31, 2016, the Fund’s Class A shares at NAV returned -2.51%, Class C shares returned -3.26%, and Class I shares returned -2.30%. For the same period, the U.S. Treasury Federal Funds Rate, which is the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 0.24%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the fiscal year ended October 31, 2016?

¾	The Fund’s fiscal year began with a recovery in market sentiment following the third quarter of 2015’s pronounced sell-off in risk assets. The recovery proved short-lived as December 2015 was dominated by global central bank action. The European Central Bank (“ECB”) met first, and delivered a cut to the deposit rate and an extension to its quantitative easing (“QE”) deadline, but stopped short of increasing the pace of purchases and ended up disappointing market participants. On the other end, in the U.S., the Federal Reserve (“the Fed”) delivered its first rate hike in nine years in a highly anticipated move. The Bank of Japan (“BoJ”) met shortly thereafter and announced technical adjustments to its QE program that disappointed markets, as the ECB had done weeks earlier. Concerns over Chinese growth and commodity price levels persisted throughout.

¾	The year 2016 began with increasing concern around the prospects for Chinese growth. 2016 also began with another decline in oil prices, which fell to their lowest level in over a decade and led to a sharp widening in U.S. high yield credit spreads, and then extended to a sell-off across risk assets. Global equity markets at one stage fell around 10% before recovering some of those losses. The Fed left monetary policy unchanged in January 2016, but more importantly, stressed that it would be closely monitoring global economic and financial developments when assessing the balance of economic risks and, therefore, future policy decisions.

¾	The environment seen in January 2016 continued through the first half of February, with oil and equity prices falling sharply, credit spreads widening, and a steep rally in global bonds. The BoJ’s adoption of negative interest rates led some to question whether other major central banks could eventually follow suit. However, there was a sharp positive turnaround in sentiment which was almost as rapid as the decline. Again it appeared that developments in the oil market were the catalyst, with talks of production cuts and deeper analysis of banks’ balance sheets that suggested exposures to the energy sector were overdone.

¾	Risk sentiment continued to improve over the course of March 2016. China once again reassured investors that not only would it be pursuing a more stable exchange rate, but it would also be prioritizing growth objectives in the near term. This was accompanied by a recovery in commodity prices, including oil, which rose to its highest level in over three months and saw emerging market assets rally in response. The outcomes of the ECB and Fed policy meetings in March were key drivers of overall market performance during the month. Going into the March Fed meeting, industry analysts had no expectation of a rate hike, however, Fed Chair Janet Yellen was more dovish than the market expected. The policy decision further supported the recovery in risk appetite and led to a weaker U.S. dollar.

¾	With a modest improvement in global economic data and little in the way of policy surprises over the month of April 2016, risk assets, such as global equities and emerging market currencies, rose further during the month. Expectations increased that the BoJ would ease monetary policy further after BoJ Governor Haruhiko Kuroda suggested that additional stimulus would be available if needed. Despite this, the BoJ did not change policy, the yen rallied sharply, and Japanese equities sold off.

¾	After the Chinese government emphasized its priority on economic growth in early 2016, activity indicators began to improve and nominal gross domestic product (“GDP”) for the first quarter of 2016 surprised to the upside. There was also a notable upside surprise in the euro area’s GDP for the first quarter of 2016, which recorded its strongest increase in a year (Source: International Business Times, April 29, 2016). Within Europe, Germany also recorded strong growth in the first quarter of 2016, boosted by robust consumer and investment spending. These strengths increased the probability of the Fed raising interest rates in the coming months and boosted the U.S. dollar, which weighed on emerging market currencies and debt. Following the Fed’s decision in April 2016 to leave rates unchanged, minutes from the meeting revealed that most committee members thought it would be appropriate to increase rates in June 2016 if conditions continued to improve.

¾	The most significant event for global markets in June 2016 was undoubtedly the U.K. Brexit” referendum. The vote to leave the European Union (“EU”) came as a surprise to most, with polls setting the odds in favor of remaining in the days leading up to the vote. As such, the modest risk rally into the June 23 vote rapidly reversed, with sterling assets being hit the hardest. The knock-on effect was felt across global markets, as equities sold off sharply and a flight to quality drove government bonds yields lower and the U.S. dollar higher. After the shock of the vote wore off, equity markets staged a surprising recovery and made back most of the losses experienced in the few days after the vote.

¾	The ensuing recovery in financial markets continued into the first half of July 2016. Most equity and credit markets more than recovered their earlier losses to end July 2016 higher. Further accommodative monetary policies from global central banks helped to keep this appetite for risk and government bond markets steady. With global downside risks such as euro area fragmentation, a Chinese economic hard landing, or a commodity price collapse seemingly less of an immediate concern, the search for yield picked up pace and global flows into emerging market government bonds and, to a lesser extent, equities, accelerated. At the Fed’s annual economic conference in Jackson Hole, a number of officials, including Fed Chair Yellen, argued that the case for a

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Multi-Strategy Target Return Fund (Continued)

rate hike had strengthened. Market expectations shifted accordingly and the probability of a hike by the end of 2016 moved to more than 50%.

¾	The month of September 2016 was notable for a potentially important change in global bond market dynamics. Rates of longer-maturity government bonds from developed markets were at around all-time lows over the summer, and in early September dropped to their lowest point in 2016. It was in this environment that the BoJ suggested it might introduce an explicit policy to increase longer-term bond yields, which, if successful, could redraw the roadmap for other countries in their use of monetary policy. However, this led longer-term yields of global bonds to rise relative to shorter-term yields, the first time this had occurred since the German-led bond sell-off in early 2015. This move was relatively short-lived, with the BoJ delivering somewhat of a different policy mix than had been anticipated.

¾	In October 2016, yields lifted once again on longer-maturity global bonds, this time by even more than in September. As the U.S. presidential election drew closer, it steadily became the dominant market theme. Throughout the month, it appeared that the Democratic nominee, Hillary Clinton, had built a sizeable lead in the polls, which was supportive of global risk assets. It also led to a notable strengthening in the Mexican peso, reversing much of the decline experienced in September.

What factors affected the Fund’s performance during the fiscal year?

¾	During the first quarter of the Fund’s fiscal year, the Fund’s equity positions contributed positively to performance, largely due to exposure to European stocks and the U.S. consumer discretionary sector. Another key contributor was our relative value strategy in U.S. stocks where we buy large-capitalization stocks and sell small-cap stocks as a risk-reducing strategy. This position made money as energy prices continued to fall and the higher representation of the energy sector weighed on the small-cap index, the Russell 2000®Index.
¾	Our positions on interest rates also contributed to performance during the first fiscal quarter, most notably our short position on the 2-year U.S. Treasury rate strategy, which gained as certainty around the Federal Reserve’s rate hike grew. Our strategy that seeks to benefit from rising yields of European longer-maturity bonds also contributed, as expectations of further monetary policy easing took hold. Our currency strategies were broadly flat, with our short Chinese renminbi currency position adding, as the Chinese central bank continued its gradual devaluation policy. Other currency strategies detracted, such as our short Australian dollar strategy, which suffered as the Reserve Bank of Australia sounded more sanguine on the outlook and as domestic data releases surprised markets on the upside.

¾	The equity market sell-off at the beginning of 2016 was costly for the Fund’s outright long positions in equities, but was partially offset by the Fund’s more defensive relative value and short biotech positions which experienced gains. The fall in oil prices was a catalyst for further U.S. dollar strength, particularly against emerging market and commodity- exporting currencies where we had a number of short positions. Our long equity positions benefited as market sentiment improved beginning in mid-February.

¾	The Fund’s performance was adversely impacted by long positions in European and Japanese equities, which fell sharply in response to the U.K.’s Brexit vote that took place on June 23. Those losses were largely offset by gains in long positions in emerging market fixed income (Indonesia, South Korea, and Mexico), volatility positions, and smaller contributions from a number of other strategies. The Fund had no direct exposure to sterling assets going into the vote, and on the day following, saw a relatively modest decline, with a range of risk-reducing strategies such as long volatility, duration, and U.S. dollar positions partially offsetting the impact of lower equity prices. The fact that our European equities exposure was via options also mitigated losses. In the days after the Brexit vote, this strategy performed well, more than recovering the losses incurred on the day after the vote.
¾	The Fund’s performance from July through September was primarily driven by credit strategies with additional contributions coming from our long inflation investments. Equity and currency positions were the main detractors.

¾	The Fund finished the fiscal year on a strong note, adding gains in October from a broad range of strategies. Material contributions came from equities (long European and short U.S. biotech), rate directional strategies (short German bunds, long U.S. and European inflation, and positions in U.S., Australian, and Korean rates that benefited from rising longer-term bond yields, and foreign exchange (short pound sterling against the U.S. dollar and long the Mexican peso against the Canadian dollar). These gains were partly offset by losses in credit.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as Investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Multi-Strategy Target Return Fund  (Continued)

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Counterparties: There is risk that a party upon whom the fund relies to complete a transaction will default.

Portfolio Turnover: The fund’s principal investments strategies will result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.

Non-Diversified: The fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Multi-Strategy Target Return Fund
The following table presents asset allocations within certain sectors and as a percentage of total investments net of written options as of October 31, 2016.
U.S. Government Securities	48%
Foreign Government Securities	19%
Common Stocks	9%
Exchange-Traded Funds	5%
Mortgaged-Backed Securities	1%
Purchased Options	3%
Purchased Swaptions	1%
Other (includes short-term investments)	14%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Multi-Strategy Target Return Fund   (Continued)

Total Returns[1] for periods ended 10/31/16

	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	-2.51%	-1.81%	7/20/15
Class A Shares at POP[3],[4]	-8.12	-6.23	7/20/15
Class C Shares at NAV[2] and with CDSC[4]	-3.26	-2.55	7/20/15
Class I Shares at NAV	-2.30	-1.57	7/20/15
S&P 500® Index*	4.51	3.06[5]	—
U.S. Treasury Federal Funds Rate	0.24	0.21[5]	—
Fund Expense Ratios[6]: A Shares: Gross 2.27%, Net 1.81%; C Shares: Gross 3.02%, Net 2.56%; I Shares: Gross 2.02%, Net 1.56%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5The since inception index return is from the Fund’s inception date (month-end start date since no daily returns available).

6The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 29, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through March 1, 2017. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

*The U.S. Treasury Federal Funds rate is an appropriate broad-based index. The Fund is no longer using the S&P 500® Index.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on July 20, 2015 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Select MLP and Energy Fund Fund Summary	Ticker Symbols: Class A: VLPAX Class C: VLPCX Class I: VLPIX
¾	The Fund is non-diversified and has an investment objective of seeking total return with a secondary objective of income.

¾	For the fiscal period from November 1, 2015 through October 31, 2016, the Fund’s Class A shares at NAV returned -0.17%, Class C shares returned -0.93%, and Class I shares returned 0.10%. For the same period Alerian MLP Index, which is the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned -1.80%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year ended October 31, 2016?

¾	Master limited partnerships (“ MLPs”), as measured by the Alerian MLP Index, finished the fiscal year with a -1.80% total return, trailing the 4.51% total return achieved by the S&P 500® Index. Nevertheless, it still felt like a pretty good year for the sector given how it started. Until the sector bottomed on February 11, 2016, MLPs had fallen 36.32% for the fiscal year and were down 58.19% from their August 2014 highs. A dramatic reversal in the second half brought MLPs all the way back, and, if not for a 3.9% drop in the final week of October, MLPs would have finished up for the year.

¾	As was the case in 2015, the biggest driver for MLPs continued to be oil prices. Oil closed the Fund’s 2015 fiscal year at $46.59 a barrel, and then fell sharply over the next four months before bottoming at $26.21, also on February 11, 2016. The story for oil was much the same: an imbalanced market that was driven by OPEC’s continued push for market share, and exacerbated by higher Iranian production following the lifting of the Iran nuclear sanctions. Oil finally started to rally as concrete evidence emerged that the U.S. producers were lowering their production. In addition, February 2016 was when the first rumors began to emerge about a possible production freeze or cut by OPEC and Russia. While oil ran up throughout the spring as investors grew more comfortable that the oil market was getting back in balance, it largely traded between $40 and $50 through the end of the Fund’s fiscal year as investors continued to speculate about a potential OPEC cut.

¾	While oil was the catalyst for the move higher, MLPs also rallied as they undertook significant changes to stabilize and improve their businesses. The first four months of the fiscal year had seen a number of high profile distribution cuts as well as concerns about exploration and production (“E&P”) company bankruptcies and very weak equity and credit markets. MLPs responded by shoring up their balance sheets through preferred equity offerings, joint ventures, and general partner/ limited partner mergers. Credit and equity markets also rallied significantly, and many MLPs were able to raise additional debt and common equity. Finally, three key themes emerged which served to really drive the sector. First, investors awoke to the fact that ethane prices were likely to move up meaningfully over the next 12-24 months as new ethane cracker chemical plants came online. Rising ethane prices would be a big benefit to gathering and processing MLPs. Second, excitement around production in the Permian basin also greatly increased. Despite the downturn, production in the Permian basin continued to go up through the fiscal year-end. Finally, we started to see consolidation happening in the industry. A number of high profile deals and speculation about other mergers occurring pushed up stock prices for many MLPs in the period.

What factors affected the Fund’s performance during the fiscal year?

¾	Like the energy sector, the Fund experienced a difficult first quarter before rallying significantly in the last three quarters of the fiscal year. On the positive side, the Fund benefited from exposure to some of the themes discussed above. The top five contributors to the Fund’s performance during the fiscal year were Spectra Energy, ONEOK, Columbia Pipeline Group, NextEra Energy, and Rice Midstream Partners. Two of the Fund’s pure-play general partner holdings in the natural gas pipeline sub-sector, Spectra Energy and Columbia Pipeline, entered into merger agreements with Enbridge Inc. and Transcanada Corp, respectively. ONEOK, a diversified pure-play general partner holding, was also a very strong performer for the Fund as it was one of the major beneficiaries of the ethane theme. NextEra Energy, an embedded general partner holding in the electric, local distribution company (“LDC”) & power sub-sector, benefited from strength in the broader utilities sector and its leading position in renewable energy. Rice Midstream Partners, a midstream MLP in the gathering & processing sub-sector, was well-positioned to capture volumes as drilling activity picked up in the Marcellus and Utica basins. The Fund also benefited from some tactical allocations to the electric, LDC & power sub-sector and the upstream sub-sector.

¾	The five largest detractors to the Fund’s performance were Teekay, Kinder Morgan, Targa Resources, Enlink Midstream, and Williams Partners. In the first quarter of the fiscal year, the Fund saw two of its holdings, Kinder Morgan and Teekay, drastically cut their distributions. Kinder Morgan, a diversified major-midstream company, and Teekay, a marine shipping general partner holding, were really the first companies outside of upstream MLPs to cut their distributions, and in both cases the stocks fell precipitously. Targa Resources and Enlink Midstream, both in the gathering & processing sub-sector, rebounded sharply after February, but their poor performance tied to commodity weakness in the first three months still left them down for the year. Williams Partners, a diversified midstream MLP, performed poorly during the first half of the fiscal year due to the overhang of the potential merger between its parent and Energy Transfer Equity and credit concerns around its largest customer, Chesapeake Corp.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as Investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Select MLP and Energy Fund (Continued)

Equity Securities:  The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

MLPs:  Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Energy Sector Concentration:  The fund’s investments are concentrated in the energy sector and may present more risks than if the fund were broadly diversified over numerous sectors of the economy.

Non-Diversified:  The fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

Prospectus:  For additional information on risks, please see the fund’s prospectus.

Select MLP and Energy Fund The following table presents asset allocations within certain sectors and as a percentage of total investments as of October 31, 2016.

Master Limited Partnerships and Related Companies*
Petroleum Transportation & Storage	28%
Diversified	17%
Gathering/Processing	15%
Natural Gas Pipelines	12%
Downstream/Other	8%
Electric, LDC & Power	7%
Marine Shipping	6%
Upstream	4%

Total Master Limited
Partnerships and Related Companies	97%
Other (includes short-term investments)	3%

Total	100%

 *See definition on pages 31-32.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Select MLP and Energy Fund (Continued)

Total Returns[1] for periods ended 10/31/16

	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	-0.17%	-1.99%	9/09/15
Class A Shares at POP[3,4]	-5.91	-6.92	9/09/15
Class C Shares at NAV[2] and with CDSC[4]	-0.93	-2.72	9/09/15
Class I Shares at NAV	0.10	-1.75	9/09/15
S&P 500® Index*	4.51	10.55[5]	—
Alerian MLP Index	-1.80	-4.66[5]	—
Fund Expense Ratios[6]: A Shares: Gross 2.26%, Net 1.55%; C Shares: Gross 3.01%, Net 2.30%; I Shares: Gross 2.01%, Net 1.30%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5The since inception index return is from the Fund’s inception date.

6The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 29, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through March 1, 2017. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

*The Alerian MLP Index is an appropriate broad-based index. The Fund is no longer using the S&P500®Index.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on September 9, 2015 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Strategic Income Fund Fund Summary	Ticker Symbols: Class A: VASBX Class C: VSBCX Class I: VISBX
¾	The Fund is diversified and has an investment objective of seeking total return comprised of income and capital appreciation.

¾	For the fiscal period from November 1, 2015 through October 31, 2016, the Fund’s Class A shares at NAV returned 5.98%, Class C shares returned 5.21%, and Class I shares returned 6.25%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned 4.37% and the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index, which is the Fund’s style-specific benchmark index appropriate for comparison, returned 0.54%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the market perform during the fiscal year ended October 31, 2016?

¾	Most fixed income spread sectors outperformed U.S. Treasuries during the fiscal year. The U.S. Federal Reserve’s (“the Fed”) dovish stance in mid-February sparked a rally that turned around a volatile time period which began with fresh concerns over China, plummeting oil prices, and fears that the Fed had raised rates too soon.

¾	Late in June, volatility returned briefly with fallout from the U.K.’s unexpected decision to leave the European Union (“Brexit”). Bond yields in the U.S., Japan, and across Europe fell to historic lows in early July as investors fled to the relative safety of bonds on global growth concerns fueled by the June 23 Brexit vote. Markets recovered rather quickly, however, from the initial shock. Easing by major central banks and a weaker U.S. dollar helped to improve global risk sentiment and stabilize markets.

¾	September brought heightened concerns over the ability and willingness of global central banks to fight chronic low inflation and weak growth as the decision by the European Central Bank (“ECB”) to leave interest rates and its stimulus program unchanged was a precipitating factor in a widespread market sell-off, reinforced by fears that the Bank of Japan (“BOJ”) had run out of quantitative easing tools. Hawkish signals from the Fed added to the volatility. The BOJ subsequently decided not to reduce interest rates further but to shift its focus to stabilizing rates for longer maturity government bonds. This bolstered market sentiment, as did the Fed’s eventual decision to stand pat at its September monetary policy meeting.

¾	Over the last 12 months, U.S. Treasury yields increased for shorter term bonds while yields decreased for intermediate to longer term bonds.

What factors affected the Fund’s performance during its fiscal year?

¾	The Fund’s underweight to U.S. Treasuries added value during a period in which most fixed income spread sectors outperformed government securities.

¾	The Fund’s allocation to the corporate high yield sector was a primary contributor to performance during the fiscal year. Other positive contributors were corporate high quality, emerging markets, residential mortgage-backed securities, and Yankee high quality. Issue selection within the corporate high quality sector also benefited performance.

¾	Though exposure to the high yield sector contributed to the Fund’s overall performance, our bias toward higher quality securities detracted from returns as it was a period in which lower quality securities outperformed.

¾	Our use of derivatives had a mild negative impact on performance during the fiscal year. The Fund has the ability to employ an options-based strategy to generate incremental income. While this tool has not been utilized since early January, it had an impact of -0.50% in the first roughly 10 weeks of the fiscal year. Excluding options, other derivatives accounted for -0.51% of the performance during the fiscal year.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Strategic Income Fund (Continued)

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise, and fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities:

There is a greater level of credit risk and price volatility involved with high-yield securities than investment-grade securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset-and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying, can limit upside participation and increase downside losses.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Strategic Income Fund

The following table presents asset allocations within certain sectors and as a percentage of total investments as of October 31, 2016.
Corporate Bonds	54%
Loan Agreements	13%
Mortgaged-Backed Securities	12%
Foreign Government Securities	8%
Asset-Backed Securities	6%
Affiliated Mutual Fund	2%
Municipal Bonds	1%
Preferred Stock	1%
Other (includes short-term investments)	3%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

Strategic Income Fund (Continued)

Total Returns[1] for periods ended 10/31/16

	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	5.98%	3.50%	9/08/14
Class A Shares at POP[3,4]	2.01	1.67	9/08/14
Class C Shares at NAV[2] and with CDSC[4,7]	5.21	2.69	9/08/14
Class I Shares at NAV[7]	6.25	3.71	9/08/14
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index	0.54	0.39[5]	—
Bloomberg Barclays U.S. Aggregate Bond Index	4.37	3.30[5]	—
Fund Expense Ratios[6]: A Shares: Gross 2.42%, Net 1.40%; C Shares: Gross 3.17%, Net 2.15%; I Shares: Gross 2.17%, Net 1.15%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5 The since inception index return is from the Fund’s inception date.

6 The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 29, 2016, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through March 1, 2017. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

7 Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semi-annual report.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on September 8, 2014 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 3.

VIRTUS CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2016

($ are reported in thousands)

	PAR VALUE	VALUE

FOREIGN GOVERNMENT SECURITIES—1.7%
Argentine Republic Government International Bond 8.280%, 12/31/33	$1,402	$1,579

TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $1,258)		1,579

MORTGAGED-BACKED SECURITIES—4.6%

Non-Agency—4.6%
Aventura Mall Trust 13-AVM, C 144A 3.743%, 12/5/32(2)(3)	$1,000	1,045
Chase Mortgage Trust 2016-2, M2 144A 3.750%, 12/25/45(2)(3)	428	440
JPMBB Commercial Mortgage Securities Trust 14-C22, A4 3.801%, 9/15/47	900	975
Morgan Stanley Capital I Trust 07-IQ16, A4 5.809%, 12/12/49	956	978
VOLT XLVIII LLC 16-NPL8, A1 144A 3.500%, 7/25/46(2)(3)	976	976

		4,414

TOTAL MORTGAGED-BACKED SECURITIES
(Identified Cost $4,439)		4,414

CORPORATE BONDS—37.2%

Consumer Discretionary—10.4%
Aramark Services, Inc. 144A 5.125%, 1/15/24(2)	565	593
Caesars Entertainment Operating Co., Inc. 11.250%, 6/1/17(4)	2,000	2,030
Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc. 9.375%, 5/1/22	1,000	1,068
Cequel Communications Holdings I LLC / Cequel Capital Corp. 144A 5.125%, 12/15/21(2)	1,000	990
Clear Channel Worldwide Holdings, Inc. 7.625%, 3/15/20	500	486

	PAR VALUE	VALUE

Consumer Discretionary—continued
DISH DBS Corp. 7.750%, 7/1/26	$20	$22
iHeartCommunications, Inc. PIK Capitalization, 2.00% Interest, 12.00% Capitalization 14.000%, 2/1/21(5)	515	198
LBI Media, Inc. 144A 10.000%, 4/15/19(2)	3,000	2,985
Lee Enterprises, Inc./IA 144A 9.500%, 3/15/22(2)	1,500	1,553

		9,925

Consumer Staples—1.5%
Dole Food Co., Inc. 144A 7.250%, 5/1/19(2)	500	508
Post Holdings, Inc. 144A 5.000%, 8/15/26(2)	960	934

		1,442

Energy—4.5%
Callon Petroleum Co. 144A 6.125%, 10/1/24(2)	140	144
Cheniere Corpus Christi Holdings LLC 144A 7.000%, 6/30/24(2)	120	128
Citgo Holding, Inc. 144A 10.750%, 2/15/20(2)	2,359	2,418
Diamond Offshore Drilling, Inc. 4.875%, 11/1/43	250	183
Parsley Energy LLC / Parsley Finance Corp. 144A 6.250%, 6/1/24(2)	270	285
Sabine Pass LNG LP 7.500%, 11/30/16	1,000	1,005
Transocean, Inc. 144A 9.000%, 7/15/23(2)	170	167

		4,330

Financials—3.1%
Air Lease Corp. 2.625%, 9/4/18	170	172
Lehman Brothers Holdings, Inc. 0.000%(6)	20,000	1,618
0.000%(3)(6)	10,000	613

	PAR VALUE	VALUE

Financials—continued
0.000%(6)	$10,000	$612

		3,015

Health Care—0.7%
Endo, Ltd. / Endo Finance LLC / Endo Finco, Inc. 144A 6.000%, 7/15/23(2)	200	174
Tenet Healthcare Corp. 4.350%, 6/15/20(3)	485	490

		664

Industrials—1.1%
GATX Corp. 3.250%, 9/15/26	40	39
TransDigm, Inc. 6.500%, 7/15/24	1,000	1,058

		1,097

Information Technology—6.2%
Advanced Micro Devices, Inc. 7.000%, 7/1/24	465	463
Blackboard, Inc. 144A 9.750%, 10/15/21(2)	155	156
Corporate Risk Holdings, LLC 144A 9.500%, 7/1/19(2)	2,706	2,794
First Data Corp. 144A 5.375%, 8/15/23(2)	460	476
Nortel Networks, Ltd. 10.750%, 7/15/16(6)	2,000	2,002

		5,891

Materials—4.8%
Cliffs Natural Resources, Inc. 144A 8.250%, 3/31/20(2)	1,000	1,091
Hexion, Inc. 6.625%, 4/15/20	1,000	880
Hexion, Inc. / Hexion Nova Scotia Finance ULC 9.000%, 11/15/20	375	272
Momentive Performance Materials, Inc. 3.880%, 10/24/21	1,000	895
4.690%, 4/24/22	1,000	785
Novelis Corp. 144A 5.875%, 9/30/26	215	218
Reynolds Group Issuer, Inc. 144A 5.125%, 7/15/23(2)	350	359
Vale Overseas, Ltd.

See Notes to Financial Statements.

VIRTUS CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

	PAR VALUE	VALUE

Materials—continued
5.875%, 6/10/21	$95	$102

		4,602

Telecommunication Services—1.5%
Level 3 Communications, Inc. 5.750%, 12/1/22	500	516
Sprint Capital Corp. 6.875%, 11/15/28	1,000	919

		1,435

Utilities—3.4%
Calpine Corp. 5.750%, 1/15/25	1,000	976
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.000%, 12/1/20(6)	3,000	338
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 144A 11.250%, 12/1/18(2)(6)	2,000	1,937

		3,251

TOTAL CORPORATE BONDS
(Identified Cost $34,206)		35,652

CONVERTIBLE BONDS—3.3%

Energy—1.3%
Cheniere Energy, Inc. 4.250%, 3/15/45	2,000	1,228

Information Technology—2.0%
Nortel Networks Corp. 0.000%, 4/15/34(6)	2,000	1,907

TOTAL CONVERTIBLE BONDS
(Identified Cost $2,771)		3,135

LOAN AGREEMENTS—29.9%

Consumer Discretionary—4.1%
Affinion Group, Inc., Tranche B Term Loan 6.750%, 4/30/18	497	486
Boyd Gaming Corp., Term Loan B-2 3.536%, 9/15/23	194	196

	PAR VALUE	VALUE

Consumer Discretionary—continued
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.), Term Loan B-5 0.000%, 6/1/17(7)	$1,000	$1,088
Charter Communications Operating, LLC (aka CCO Safari LLC), Term Loan E 3.000%, 7/1/20	1,990	1,996
Charter Communications Operating, LLC (aka CCO Safari LLC), Term Loan I 3.500%, 1/24/23	118	119

		3,885

Consumer Staples—3.6%
Albertson’s LLC, 2016-1 B-5 Term Loan 4.750%, 12/21/22	488	494
Hostess Brands LLC, Second Lien Term Loan B 8.500%, 8/3/23	2,920	2,948

		3,442

Energy—2.1%
CITGO Petroleum Corp., Term Loan B 4.500%, 7/29/21	1,992	1,988

Health Care—0.1%
MPH Acquisition Holdings LLC 5.000%, 6/7/23	67	68

Industrials—5.3%
American Airlines, Inc., Term Loan B 3.502%, 4/28/23	936	938
Brickman Group, Ltd. LLC, The, First Lien 4.000%, 12/18/20	1,990	1,989
Navistar, Inc., Tranche Term Loan B 6.500%, 8/7/20	199	201
TransDigm, Inc., Tranche Term Loan E 3.750%, 5/16/22	1,990	1,987

		5,115

	PAR VALUE	VALUE

Information Technology—2.8%
First Data Corp. 3.524%, 3/24/21	$2,714	$2,729

Materials—1.2%
PQ Corp., Tranche Term Loan B-1 5.750%, 11/4/22	100	100
W.R. Grace & Co., U.S. Term Loan 2.759%, 2/3/21	1,000	1,002

		1,102

Real Estate—2.0%
Realogy Group LLC (fka Realogy Corporation) 2.526%, 10/23/20	1,949	1,947

Telecommunication Services—1.5%
Ligado Networks LLC (fka New LightSquared, LLC), Junior Loan 13.500%, 12/7/20	2,069	1,446

Utilities—7.2%
Calpine Corp. 3.590%, 5/27/22	995	998
3.840%, 5/31/23	958	965
Energy Future Intermediate Holding Company LLC (EFIH Finance Inc.) 4.250%, 6/30/17	4,000	4,028
Tex Operations Co. LLC 5.000%, 8/4/23	748	756
5.000%, 8/4/23	170	172

		6,919

TOTAL LOAN AGREEMENTS
(Identified Cost $28,519)		28,641

See Notes to Financial Statements.

VIRTUS CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

	SHARES	VALUE

CLAIMS—0.3%

Financials—0.3%
Lehman Brothers Trade Claim(6)	100	$ 331

TOTAL CLAIMS
(Identified Cost $240)		331

PREFERRED STOCK—1.0%

Financials—1.0%
Federal Home Loan Mortgage Corp. 8.375%(3)	131,500	513
KeyCorp 5.000%(3)	475,000	467

		980

TOTAL PREFERRED STOCK
(Identified Cost $956)		980

COMMON STOCKS—0.0%

Energy—0.0%
Cheniere Energy, Inc.(8)	1,000	38

TOTAL COMMON STOCKS
(Identified Cost $32)		38

TOTAL LONG TERM INVESTMENTS — 78.0%
(Identified Cost $72,421)		74,770

	SHARES	VALUE

SHORT-TERM INVESTMENTS—20.0%

Money Market Mutual Funds—20.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Seven-day effective yield 0.320%)(9)	19,156,600	$19,156

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $19,156)		19,156

TOTAL INVESTMENTS — 98.0%
(Identified Cost $91,577)		$93,926	(1)

TOTAL INVESTMENTS — 98.0%
(Identified Cost $91,577)		$93,926
Other assets and liabilities, net — 2.0%		1,868

NET ASSETS — 100.0%		$95,794

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at October 31, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, these securities amounted to a value of $20,371 or 21.3% of net assets.

(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at October 31, 2016.

(4)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.

(5)	14% of the income received was in cash and 86% in PIK.

(6)	Security in default, no interest payments are being received.

(7)	Security in default; this loan will settle after October 31, 2016, at which time a portion of the interest rate to be received will be known.

(8)	Non-income producing.

(9)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.

See Notes to Financial Statements.

VIRTUS CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Concluded)

OCTOBER 31, 2016

($ are reported in thousands)

Abbreviations:

LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment in Kind

Currencies:

EUR	European Currency Unit
USD	United States Dollar

Country Weightings (Unaudited)†
United States	94%
Canada	4
Argentina	2
Total	100%
†% of total investments as of October 31, 2016.

Forward foreign currency exchange contracts as of October 31, 2016 were as follows:

Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	1,486	USD	1,632	JPMorgan Chase Bank N.A.	12/12/16	$ 2
USD	1,679	EUR	1,486	JPMorgan Chase Bank N.A.	12/12/16	45

Total						$ 47

The following table provides a summary of input used to value the Fund’s investment as of October 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at October 31, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Foreign Government Securities	$ 1,579	$ —	$ 1,579
Mortgage-Backed Securities	4,414	—	4,414
Corporate Bonds	35,652	—	35,652
Convertible Bonds	3,135	—	3,135
Loan Agreements	28,641	—	28,641
Claims	331	—	331
Common Stocks	38	38	—
Preferred Stock	980	513	467
Short-Term Investments	19,156	19,156	—
Forward Foreign Currency Exchange Contracts	47	—	47

Total Assets	$93,973	$19,707	$74,266

There were no transfers between Level 1 and Level 2 related to securities held as of October 31, 2016.

There are no Level 3 (significant unobservable input) priced securities.

See Notes to Financial Statements.

VIRTUS MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2016

($ are reported in thousands)

	PAR VALUE	VALUE

U.S. GOVERNMENT SECURITIES—45.6%

Non-Agency—45.6%
United States Treasury Bill 0.230%, 11/3/16	$12,000	$12,000
0.225%, 11/10/16	12,000	11,999
0.190%, 11/17/16	12,000	11,999
United States Treasury Inflation Indexed Bonds 0.625%, 1/15/26(2)	18,900	19,998

		55,996

TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $56,026)		55,996

FOREIGN GOVERNMENT SECURITIES—18.2%
Indonesia Treasury Bond 8.250%, 7/15/21	71,936,000IDR	5,778
8.375%, 9/15/26	6,300,000IDR	515
Poland Government Bond 2.500%, 7/25/26	29,200PLN	7,063
South Africa Government Bond 10.500%, 12/21/26	82,420ZAR	6,770
8.750%, 2/28/48	33,030ZAR	2,286

TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $21,913)		22,412

MORTGAGED-BACKED SECURITIES—1.0%

Agency—1.0%
Government National Mortgage Association 2.981%, 7/16/57(3)	$1,399	1,262

TOTAL MORTGAGED-BACKED SECURITIES
(Identified Cost $1,191)		1,262

	SHARES	VALUE

COMMON STOCKS—8.7%

Consumer Discretionary—0.6%
RELX NV	13,700	$231
Service Corp. International	9,640	247
TJX Cos., Inc. (The)	3,410	252

		730

Consumer Staples—2.1%
British American
Tobacco PLC	4,690	269
Church & Dwight Co., Inc.	6,630	320
Colgate-Palmolive Co.	4,240	303
Heineken NV	360	30
Henkel AG & Co KGaA	1,100	121
Henkel AG & Co KGaA, Preference	1,080	139
L’Oreal SA	1,470	263
Nestle SA	3,850	279
Philip Morris International, Inc.	2,840	274
Reckitt Benckiser Group PLC	3,300	295
Unilever PLC	7,170	300

		2,593

Energy—3.1%
BP PLC	80,143	474
Chevron Corp.	4,648	487
Eni SpA	32,670	474
Exxon Mobil Corp.	5,559	463
Occidental Petroleum Corp.	6,599	481
Royal Dutch Shell PLC Class A	18,873	471
Schlumberger Ltd.	5,968	467
Total SA	10,114	485

		3,802

Financials—0.2%
Berkshire Hathaway, Inc. Class B(4)	1,690	244

Health Care—0.8%
CR Bard, Inc.	1,100	238
Henry Schein, Inc.(4)	1,690	252
Mettler-Toledo International, Inc.(4)	610	247
Zoetis, Inc.	4,860	232

		969

Industrials—0.7%
3M Co.	1,390	230
Assa Abloy AB Class B	11,960	217
Bunzl PLC	4,500	121
Kone OYJ Class B	4,840	223

	SHARES	VALUE

Industrials—continued
Rollins, Inc.	2,730	$84

		875

Information Technology—0.4%
Amphenol Corp. Class A	3,800	251
Fiserv, Inc.(4)	1,230	121
Jack Henry &
Associates, Inc.	1,420	115

		487

Materials—0.8%
BHP Billiton PLC	31,575	477
Rio Tinto PLC	14,500	504

		981

TOTAL COMMON STOCKS
(Identified Cost $10,944)		10,681

EXCHANGE-TRADED FUNDS—5.0%

Exchange Traded Funds—5.0%
iShares MSCI Emerging Markets Small-Cap ETF(5)	43,900	1,908
SPDR S&P Emerging Markets SmallCap ETF(5)	99,528	4,280

		6,188

TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $5,643)		6,188

	CONTRACTS

PURCHASED OPTIONS—3.2%

Call Options—3.1%
Call USD 1,000 versus Put JPY 102,500 Expiring 02/17/21 Strike price $102.50(6)	10,000	61
Call USD 1,000 versus Put JPY 106,760 Expiring 01/28/21 Strike price $106.76(6)	10,000	47
Call USD 1,000 versus Put JPY 92,420 Expiring 07/02/21 Strike price $92.42(6)	10,000	106

See Notes to Financial Statements.

VIRTUS MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

	CONTRACTS	VALUE

Call Options—continued
Call USD 1,000 versus Put ZAR 3,920 Expiring 02/16/18 Strike price $3.92(6)	10,000	$19
Call USD 1,000 versus Put ZAR 3,929 Expiring 01/31/18 Strike price $3.93(6)	10,000	18
Call USD 200 versus Put ZAR 777 Expiring 05/29/18 Strike price $3.89(6)	2,000	6
Call USD 270 versus Put JPY 29,192 Expiring 10/13/20 Strike price $108.12(6)	2,700	12
Call USD 32,400 versus Put CNY 228,096 Expiring 10/13/17 Strike price $7.04(6)	324,000	642
Call USD 400 versus Put JPY 42,360 Expiring 01/06/21 Strike price $105.90(6)	4,000	20
Call USD 400 versus Put ZAR 1,572 Expiring 01/10/18 Strike price $3.93(6)	4,000	7
Call USD 5,100 versus Put JPY 551,718 Expiring 10/02/20 Strike price $108.18(6)	51,000	216
Call USD 5,450 versus Put ZAR 20,983 Expiring 11/15/17 Strike price $3.85(6)	54,500	81
Call USD 550 versus Put ZAR 2,176 Expiring 01/29/18 Strike price $3.96(6)	5,500	9
Call USD 650 versus Put JPY 64,448 Expiring 04/29/21 Strike price $99.15(6)	6,500	48
Call USD 650 versus Put ZAR 2,494 Expiring 04/30/18 Strike price $3.84(6)	6,500	18
Call USD 650 versus Put ZAR 2,524 Expiring 11/22/17 Strike price $3.88(6)	6,500	9

	CONTRACTS	VALUE

Call Options—continued
Call USD 700 versus Put JPY 70,280 Expiring 03/12/21 Strike price $100.40(6)	7,000	$48
Call USD 700 versus Put JPY 70,350 Expiring 02/26/21 Strike price $100.50(6)	7,000	48
Call USD 700 versus Put JPY 76,216 Expiring 11/19/20 Strike price $108.88(6)	7,000	29
Call USD 700 versus Put ZAR 2,695 Expiring 03/14/18 Strike price $3.85(6)	7,000	16
Call USD 700 versus Put ZAR 2,723 Expiring 02/28/18 Strike price $3.89(6)	7,000	14
Call USD 740 versus Put JPY 78,292 Expiring 01/19/21 Strike price $105.80(6)	7,400	37
Call USD 750 versus Put JPY 79,838 Expiring 01/27/21 Strike price $106.45(6)	7,500	36
Call USD 800 versus Put ZAR 3,104 Expiring 07/09/18 Strike price $3.88(6)	8,000	25
Call USD 900 versus Put ZAR 3,555 Expiring 01/24/18 Strike price $3.95(6)	9,000	15
Euro Stoxx 50 Expiring 12/20/19 Strike price $3,800.00(6)	1,097	1,237
Nikkei Future Index Expiring 12/11/20 Strike price $20,000.00(6)	67	907

		3,731

	CONTRACTS	VALUE

Put Options—0.1%
KOSPI 200 Index Expiring 03/09/17 Strike price $250.00(6)	5,300	$150

TOTAL PURCHASED OPTIONS (Identified Cost $4,584)		3,881

PURCHASED SWAPTIONS—1.3%

Call Swaptions—0.3%
15-Year USD Interest Rate Swap Expiring 02/24/31 Strike price $1.00(6)	750	334
15-Year USD Interest Rate Swap Expiring 04/07/31 Strike price $1.00(6)	2,000	(7)

		327

Put Swaptions—1.0%
30-Year USD Interest Rate Swap Expiring 07/22/30 Strike price $3.85(6)	1,000	412
30-Year GBP Interest Rate Swap Expiring 07/22/30 Strike price $3.60(6)	320	160
30-Year GBP Interest Rate Swap Expiring 10/14/30 Strike price $3.60(6)	30	15
15-Year USD Interest Rate Swap Expiring 11/20/30 Strike price $3.85(6)	220	91
30-Year GBP Interest Rate Swap Expiring 11/20/30 Strike price $3.60(6)	50	25
15-Year GBP Interest Rate Swap Expiring 01/20/31 Strike price $3.60(6)	120	60
15-Year USD Interest Rate Swap Expiring 01/21/31 Strike price $3.85(6)	260	107
15-Year GBP Interest Rate Swap Expiring 01/28/31 Strike price $3.60(6)	80	45

See Notes to Financial Statements.

VIRTUS MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS  (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

	CONTRACTS	VALUE

Put Swaptions—continued
15-Year USD Interest Rate Swap Expiring 01/28/31 Strike price $3.85(6)	220	$91
15-Year USD Interest Rate Swap Expiring 02/05/31 Strike price $3.85(6)	250	103
15-Year GBP Interest Rate Swap Expiring 02/18/31 Strike price $3.60(6)	200	100
15-Year USD Interest Rate Swap Expiring 03/03/31 Strike price $3.85(6)	190	78
15-Year USD Interest Rate Swap Expiring 04/07/31 Strike price $3.85(6)	2,600	(9)
15-Year USD Interest Rate Swap Expiring 08/18/31 Strike price $3.85(6)	1,500	6
15-Year USD Interest Rate Swap Expiring 08/18/31 Strike price $1.00(6)	1,300	(17)

		1,267

TOTAL PURCHASED SWAPTIONS
(Identified Cost $1,951)		1,594

TOTAL LONG TERM INVESTMENTS — 83.0%
(Identified Cost $102,252)		102,014

	SHARES

SHORT-TERM INVESTMENTS—13.0%

Money Market Mutual Funds—13.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Seven-day effective yield 0.320%)(5)	15,903,269	15,903

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $15,903)		15,903

TOTAL INVESTMENTS, BEFORE
WRITTEN OPTIONS — 96.0%
(Identified Cost $118,155)		117,917	(1)

	CONTRACTS	VALUE

WRITTEN OPTIONS—(1.1)%

Call Options—(0.9)%
Call USD versus 32,400 Put CNY 245,916 Expiring 10/13/17 Strike price $7.59(6)	(324,000)	$(202)
Nikkei Future Index Expiring 12/11/20 Strike price $20,000.00(6)	(13)	(171)
Nikkei Future Index Expiring 12/11/20 Strike price $20,000.00(6)	(13)	(170)
Nikkei Future Index Expiring 12/11/20 Strike price $20,000.00(6)	(20)	(262)
Nikkei Future Index Expiring 12/11/20 Strike price $20,000.00(6)	(21)	(275)

		(1,080)

Put Options—(0.2)%
Put USD 12,000 versus Call JPY 1,158,000 Expiring 10/26/17 Strike price $96.50(6)	(120,000)	(240)

TOTAL WRITTEN OPTIONS
(Proceeds $(1,195))		(1,320	)(1)

TOTAL INVESTMENTS NET OF WRITTEN OPTIONS — 94.9%
(Identified Cost $116,960)		$116,597
Other assets and liabilities, net — 5.1%		6,248

NET ASSETS — 100.0%		$122,845

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at October 31, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.

(2)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.

(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at October 31, 2016.

(4)	Non-income producing.

(5)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.

(6)	Strike price not reported in thousands.

Abbreviations:
ETF	Exchange Traded Fund
PLC	Public Limited Company
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt

Currencies:
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	European Currency Unit
GBP	British Pound
IDR	Indonesia Rupiah
ILS	Israeli New Shekel
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
USD	United States Dollar
ZAR	South African Rand

Country Weightings (Unaudited)†
United States	75%
South Africa	8
Poland	6
Indonesia	6
United Kingdom	3
France	1
Germany	1
Total	100%
†% of total investments, net of written options, as of October 31, 2016.

See Notes to Financial Statements.

VIRTUS MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

Futures contracts as of October 31, 2016 were as follows:

Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Unrealized Appreciation (Depreciation)
Euro STOXX 50	December 2016	74	$ 2,480	$ 79
Euro-Bund Future	December 2016	(119)	(21,185)	313
FTSE 100 Index Future	December 2016	72	6,106	(97)
Russell UK Mid 150 Index Future	December 2016	(152)	(5,998)	189
TOPIX Index Future	December 2016	176	2,616	84
Ultra 10-Year U.S. Treasury Note Future	December 2016	(144)	(20,378)	426
Total				$ 994

Forward foreign currency exchange contracts as of October 31, 2016 were as follows:

Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

CHF*	296	USD	300	Goldman Sachs & Co.	11/02/16	$ — (a)
EUR*	931	USD	1,020	Goldman Sachs & Co.	11/02/16	3
EUR*	400	USD	441	Citibank	12/21/16	(1)
GBP*	772	USD	939	Citibank	11/02/16	6
GBP*	207	USD	253	Societe Generale	11/02/16	— (a)
GBP*	5,266	USD	6,490	Goldman Sachs & Co.	12/21/16	(37)
JPY*	75,801	USD	726	Societe Generale	12/20/16	(2)
JPY*	38,239	USD	368	Societe Generale	12/20/16	(2)
JPY*	23,415	USD	226	Societe Generale	12/20/16	(2)
JPY*	432,137	USD	4,225	Nomura Global Financial Products, Inc.	12/21/16	(95)
MXN*	82,000	CAD	5,722	Goldman Sachs & Co.	12/21/16	46
MXN*	33,400	CAD	2,325	Goldman Sachs & Co.	12/21/16	23
MXN*	87,315	USD	4,477	Citibank	12/21/16	116
MXN*	29,105	USD	1,495	Societe Generale	12/21/16	37
SEK*	1,993	USD	221	Goldman Sachs & Co.	11/02/16	— (a)
USD*	305	CHF	296	Societe Generale	11/02/16	6
USD*	1,044	EUR	931	Societe Generale	11/02/16	22
USD*	1,272	GBP	978	Societe Generale	11/02/16	75
USD*	232	SEK	1,993	Goldman Sachs & Co.	11/02/16	11
USD*	300	CHF	296	Goldman Sachs & Co.	12/02/16	— (a)
USD*	1,021	EUR	931	Goldman Sachs & Co.	12/02/16	(3)
USD*	939	GBP	772	Citibank	12/02/16	(6)
USD*	221	SEK	1,993	Goldman Sachs & Co.	12/02/16	— (a)
USD*	4,515	AUD	6,053	Goldman Sachs & Co.	12/21/16	(84)
USD*	6,000	CAD	7,927	Citibank	12/21/16	88
USD*	1,331	EUR	1,177	BNP Paribas	12/21/16	36
USD*	1,330	EUR	1,177	Societe Generale	12/21/16	35
USD*	736	EUR	658	Goldman Sachs & Co.	12/21/16	12
USD*	722	EUR	644	Goldman Sachs & Co.	12/21/16	13
USD*	3,245	GBP	2,455	Societe Generale	12/21/16	237
USD*	3,245	GBP	2,455	Goldman Sachs & Co.	12/21/16	236
USD*	1,206	GBP	973	Citibank	12/21/16	14
USD*	239	GBP	189	Citibank	12/21/16	8
USD*	1,251	JPY	128,000	Nomura Global Financial Products, Inc.	12/21/16	28
USD*	933	JPY	94,517	Goldman Sachs & Co.	12/21/16	30
USD*	3,317	MXN	63,080	Goldman Sachs & Co.	12/21/16	(1)
USD*	1,803	MXN	33,420	BNP Paribas	12/21/16	45
USD*	1,058	MXN	19,920	Societe Generale	12/21/16	10
USD*	4,600	NZD	6,325	BNP Paribas	12/21/16	86
USD*	7,228	PLN	27,875	Goldman Sachs & Co.	12/21/16	130
USD*	8,525	ZAR	123,900	Societe Generale	12/21/16	(567)

Total						$ 553

Footnote Legend:

(a)	Amount is less than $500.

See Notes to Financial Statements.

VIRTUS MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

*	Non deliverable forward. See Note 3B in the Notes to Financial Statements.

Centrally Cleared credit default swap- buy protection(1) outstanding as of October 31, 2016 was as follows:

Reference Entity	Counterparty	Fixed Pay Rate	Expiration Date	Notional Amount(2)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
iTraxx Europe	JPMorgan Chase Bank N.A.	1%	12/20/21	24,225	EUR	$(69)	$40	$(109)
Total						$(69)	$40	$(109)

Centrally Cleared credit default swaps- sell protection(3) outstanding as of October 31, 2016 were as follows:

Reference Entity	Counterparty	Fixed Receive Rate	Expiration Date	Notional Amount(2)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
iTraxx Europe	JPMorgan Chase Bank N.A.	1%	12/20/21	23,575	EUR	$383	$354	$29
CDX North America High-Yield Index	JPMorgan Chase Bank N.A.	5%	12/20/21	17,400	USD	686	744	(58)
Total						$1,069	$1,098	$(29)

(1)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset of which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*
iTraxx Europe(4)	23,575 EUR	$ —
CDX North America High-Yield Index(5)	17,400 USD	$ —

* The Fund has no amounts recoverable from related purchased protection by counterparties. In addition, the Fund has no recourse provisions under the credit derivatives and has pledged collateral which can offset or reduce potential payments under a triggering event.

(4)	The index trades 3,5,7 and 10- year maturities and is comprised of 125 equally-weighted liquid European names with investment grade credit ratings.
(5)	The index can trade credit index tranches, options and first-to-default baskets and is comprised of 100 liquid North American entities with high yield credit ratings.

The current status as of October 31, 2016 is that the payment/performance risk is properly reflected in the market value of the credit default swap and there is remote risk of default at the time of the financial statements.

See Notes to Financial Statements.

VIRTUS MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

  Over-the-counter inflation swaps outstanding as of October 31, 2016 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.685%(a)	3-Month EUR-HICPxT	BNP Paribas	2/17/21	5,950	EUR	$31	$ —	$31
0.690%(a)	3-Month EUR-HICPxT	Citibank	2/17/21	2,550	EUR	13	—	13
0.759%(a)	3-Month EUR-HICPxT	BNP Paribas	3/15/21	10,400	EUR	43	—	43
0.765%(a)	3-Month EUR-HICPxT	Citibank	7/15/21	3,000	EUR	37	—	37
0.795%(b)	3-Month EUR-HICPxT	Goldman Sachs & Co.	4/15/21	2,000	EUR	16	—	16

Total						$140	$ —	$140

Footnote Legend:

(a) Fund pays the fixed rate and receives the floating rate.

(b) Fund pays floating rate and receives the fixed rate.

Centrally cleared interest rate swaps outstanding as of October 31, 2016 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.695%(a)	3-Month AUD-BBR-BBSW	JPMorgan Chase Bank N.A.	9/13/19	42,229	AUD	$(104)	$ —	$(104)
2.333%(b)	6-Month AUD-BBR-BBSW	JPMorgan Chase Bank N.A.	9/13/27	9,099	AUD	135	—	135
1.300%(a)	3-Month LIBOR	JPMorgan Chase Bank N.A.	5/23/19	5,100	USD	11	—	11
1.550%(b)	3-Month LIBOR	JPMorgan Chase Bank N.A.	5/23/22	1,000	USD	(6)	—	(6)
1.100%(a)	3-Month LIBOR	JPMorgan Chase Bank N.A.	4/18/19	88,000	USD	(129)	—	(129)
1.419%(b)	3-Month LIBOR	JPMorgan Chase Bank N.A.	4/18/22	37,500	USD	(3)	—	(3)

Total						$(96)	$ —	$(96)

Footnote Legend:

(a) Fund pays the floating rate and receives the fixed rate.

(b) Fund pays the fixed rate and receives the floating rate.

Over-the-counter interest rate swaps outstanding as of October 31, 2016 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.290%(a)	3-Month-CD-KSDA	Goldman Sachs & Co.	9/19/19	35,000,000	KRW	$(48)	$ —	$(48)
1.420%(b)	3-Month-CD-KSDA	Goldman Sachs & Co.	9/19/27	7,125,000	KRW	66	—	66
2.509%(a)	3-Month-TELBORO	BNP Paribas	9/17/26	16,800	ILS	(25)	—	(25)
2.523%(a)	3-Month-TELBORO	BNP Paribas	9/17/26	7,350	ILS	(10)	—	(10)
2.528%(a)	3-Month-TELBORO	BNP Paribas	9/17/26	7,193	ILS	(9)	—	(9)
2.555%(a)	3-Month-TELBORO	Citibank	9/16/26	3,675	ILS	(3)	—	(3)
2.570%(a)	3-Month-TELBORO	Citibank	9/14/26	17,483	ILS	(13)	—	(13)

Total						$(42)	$ —	$(42)

Footnote Legend:

(a) Fund pays the floating rate and receives the fixed rate.

(b) Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

VIRTUS MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

Over-the-counter volatility swaps outstanding as of October 31, 2016 were as follows:

Reference Entity	Strike Price	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
DJ Euro Stoxx 50(a)(b)	$27.88	BNP Paribas	12/15/17	116	EUR	$(331)	$ —	$(331)
DJ Euro Stoxx 50(b)(c)	27.75	BNP Paribas	12/16/16	56	EUR	264	—	264
DJ Euro Stoxx 50(a)(b)	28.20	Societe Generale	12/15/17	45	EUR	(158)	—	(158)
DJ Euro Stoxx 50(a)(b)	28.20	Societe Generale	12/21/18	35	EUR	(54)	—	(54)
DJ Euro Stoxx 50(b)(c)	28.06	Societe Generale	12/16/16	19	EUR	120	—	120
DJ Euro Stoxx 50(b)(c)	26.93	Societe Generale	12/15/17	19	EUR	34	—	34
USD/JPY	11.45	Societe Generale	10/05/17	14	USD	9	—	9
USD/JPY	10.95	Societe Generale	9/22/17	14	USD	3	—	3
EUR/JPY	12.15	Societe Generale	9/22/17	13	EUR	(7)	—	(7)
EUR/JPY	12.65	Societe Generale	10/05/17	13	EUR	(14)	—	(14)
S&P 500 Composite Stock Price Index(b)(c)	22.25	BNP Paribas	12/15/17	10	USD	38	—	38
DJ Euro Stoxx 50(a)(b)	24.25	BNP Paribas	12/15/17	9	EUR	6	—	6
USD/JPY	11.15	Goldman Sachs & Co.	9/26/17	6	USD	3	—	3
EUR/JPY	12.30	Goldman Sachs & Co.	9/26/17	6	EUR	(4)	—	(4)

Total						$(91)	$ —	$(91)

Footnote Legend:

(a) Fund pays the fixed strike price and receives the variance payment.

(b) Variance Swap

(c) Fund pays the variance payment and receives the fixed strike price.

Over-the-counter total return swaps outstanding as of October 31, 2016 were as follows:

Reference Entity	Floating Rate(a)	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
SPDR S&P Biotech ETF	3-Month LIBOR	BNP Paribas	7/25/17	1,289	USD	$ 80	$ —	$ 80
SPDR S&P Biotech ETF	3-Month LIBOR	BNP Paribas	7/25/17	1,253	USD	77	—	77
SPDR S&P Biotech ETF	3-Month LIBOR	BNP Paribas	7/25/17	293	USD	18	—	18
Total						$ 175	$ —	$ 175

Footnote Legend:

(a) The Fund pays the floating rate (+/- a spread) and receives the total return of the reference entity.

Over-the-counter total return basket swaps(a) outstanding at October 31, 2016 were as follows:

Counterparty	Description	Notional	Termination Date	Value
Societe Generale	The Fund pays the total return on a portfolio of short positions and receives the 3-Month LIBOR (+/- a spread), which is denominated in U.S. Dollars based on the local currencies of the positions the swap provided indirect exposure to. The ’Short Digitally Disrupted Companies’ basket swap provide short exposure to a basket of equities which we feel have business models that are likely to experience pressure from organizations with advanced digital distribution strategies.	1,372 USD	6/09/17	$44
Societe Generale	The Fund pays the total return on a portfolio of short positions and receives the 3-Month LIBOR (+/- a spread), which is denominated in U.S. Dollars based on the local currencies of the positions the swap provided indirect exposure to. The ’Short Digitally Disrupted Companies’ basket swap provide short exposure to a basket of equities which we feel have business models that are likely to experience pressure from organizations with advanced digital distribution strategies.	1,312 USD	6/09/17	42
Societe Generale	The Fund pays the total return on a portfolio of short positions and receives the 3-Month LIBOR (+/- a spread), which is denominated in U.S. Dollars based on the local currencies of the positions the swap provided indirect exposure to. The ’Short Digitally Disrupted Companies’ basket swap provide short exposure to a basket of equities which we feel have business models that are likely to experience pressure from organizations with advanced digital distribution strategies.	195 USD	6/09/17	6

				$92

Footnote Legend:

(a) Net payment made at reset date.

See Notes to Financial Statements.

VIRTUS MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS  (Concluded)

OCTOBER 31, 2016

($ are reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at October 31, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
U.S. Government Securities	$55,996	$—	$ 55,996
Foreign Government Securities	22,412	—	22,412
Mortgaged-Backed Securities	1,262	—	1,262
Equity Securities:
Common Stocks	10,681	10,681	—
Exchange-Traded Funds	6,188	6,188	—
Purchased Options	3,881	2,144	1,737
Purchased Swaptions	1,627	—	1,627
Short-Term Investments	15,903	15,903	—
Futures Contracts	1,091	1,091	—
Foreign Currency Exchange Contracts	1,353	—	1,353
Centrally Cleared Credit Default Swaps	1,069	—	1,069
Over-the-Counter Inflation Swaps	140	—	140
Centrally Cleared Interest Rate Swaps	146	—	146
Over-the-Counter Interest Rate Swaps	66	—	66
Over-the-Counter Volatility Swaps	477	—	477
Over-the-Counter Total Return Swaps	175	—	175
Over-the-Counter Basket Swaps	92	—	92

Total Assets	122,559	36,007	86,552

Liabilities:
Purchase Swaptions	(33)	—	(33)
Written Options	(1,320)	—	(1,320)
Futures Contracts	(97)	(97)	—
Foreign Currency Exchange Contracts	(800)	—	(800)
Centrally Cleared Credit Default Swaps	(69)	—	(69)
Centrally Cleared Interest Rate Swaps	(242)	—	(242)
Over-the-Counter Interest Rate Swaps	(108)	—	(108)
Over-the-Counter Volatility Swaps	(568)	—	(568)

Total Liabilities	$(3,237)	$(97)	$ (3,140)

There were no transfers between Level 1 and Level 2 related to securities held at October 31, 2016.

There are no Level 3 (significant unobservable input) priced securities.

See Notes to Financial Statements.

VIRTUS SELECT MLP AND ENERGY FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2016

($ are reported in thousands)

	SHARES	VALUE

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES—98.3%

Diversified—16.5%
Enterprise Products Partners LP	4,000	$ 101
Kinder Morgan, Inc.	12,000	245
MPLX LP	2,071	71
ONEOK, Inc.	3,600	174
Williams Cos, Inc. (The)	8,500	248

		839

Downstream/Other—8.1%
Cheniere Energy Partners LP Holdings LLC	5,000	100
Cheniere Energy, Inc.(2)	2,800	105
Marathon Petroleum Corp.	2,400	105
Tesoro Corp.	1,200	102

		412

Electric, LDC & Power—6.9%
NextEra Energy Partners LP	3,900	106
NextEra Energy, Inc.	1,000	128
Sempra Energy	1,100	118

		352

Exchange Traded Funds—2.2%
JPMorgan Alerian MLP Index ETN(3)	3,700	111

Gathering/Processing—14.8%
Antero Midstream Partners LP	3,200	93
Crestwood Equity Partners LP	2,000	40
EnLink Midstream LLC	10,000	153
EQT GP Holdings LP	4,000	93
Rice Midstream Partners LP	5,600	121
Targa Resources Corp.	5,800	255

		755

Marine Shipping—6.0%
Gaslog Partners LP	6,500	133
Golar LNG Ltd.	5,500	121
Knot Offshore Partners LP	2,700	53

		307

Natural Gas Pipelines—12.5%
Boardwalk Pipeline Partners LP	2,500	43

	SHARES	VALUE

Natural Gas Pipelines—continued
Energy Transfer Partners LP	4,500	$157
Spectra Energy Corp.	1,500	63
Tallgrass Energy GP LP	10,100	238
TransCanada Corp.	3,000	136

		637

Petroleum Transportation & Storage—27.7%
Enbridge Energy Management LLC(2)	5,351	131
Enbridge, Inc.	4,800	207
Genesis Energy LP	2,300	80
Magellan Midstream Partners LP	900	61
Phillips 66 Partners LP	1,300	57
Plains GP Holdings LP Class A	17,400	219
SemGroup Corp. Class A	5,700	184
Shell Midstream Partners LP	3,700	100
Sunoco Logistics Partners LP	4,100	105
Tesoro Logistics LP	1,000	48
Valero Energy Partners LP	1,800	73
VTTI Energy Partners LP	8,200	145

		1,410

Upstream—3.6%
Anadarko Petroleum Corp.(2)	1,800	107
Devon Energy Corp.	2,000	76

		183

TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES
(Identified Cost $4,986)		5,006

TOTAL LONG TERM INVESTMENTS — 98.3%
(Identified Cost $4,986)		5,006

SHORT-TERM INVESTMENTS—0.9%

Money Market Mutual Funds—0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Seven-day effective yield 0.320%)(3)	44,468	45

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $45)		45

	VALUE

TOTAL INVESTMENTS — 99.2%
(Identified Cost $5,031)	$5,051	(1)

Other assets and liabilities, net — 0.8%	41

NET ASSETS — 100.0%	$5,092

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at October 31, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Non-income producing.
(3)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.

Abbreviations:

ETN	Exchange Traded Note
LLC	Limited Liability Company
LP	Limited Partnership

Country Weightings (Unaudited)†
United States	84%
Canada	7
United Kingdom	4
Monaco	3
Bermuda	2
Total	100%

Ownership Structure (Unaudited)†,††
Midstream MLP	24%
Pure Play General Partner	22
Embedded General Partners	21
Major Midstream Companies	14
MLP Affiliates & Other	9
Foreign LP	7
Cash & Other	3
Total	100%

† % of total investments, as of October 31, 2016.

†† Midstream MLPs are publicly traded limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and operate and own assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas, natural gas liquids, crude oil, and refined products.

Foreign LPs are offshore entities organized as partnerships or limited liability companies but elect to be treated as corporations for U.S. federal income tax purposes.

See Notes to Financial Statements.

VIRTUS SELECT MLP AND ENERGY FUND

SCHEDULE OF INVESTMENTS  (Concluded)

OCTOBER 31, 2016

($ are reported in thousands)

 (Continued) MLP Affiliates & Other consist of iShares/LLCs and Yieldcos. iShares/LLCs are limited liability companies which hold investments in limited partner interests and issue distributions in the form of additional shares, also known as paid-in-kind (PIK) distributions. Yieldcos are entities structured similar to an MLP but without possession of assets that would qualify for pass-through tax treatment and thus are not treated as partnerships for federal income tax purposes. Pure-Play General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with either direct economic incentive distribution rights to an underlying MLP or direct ownership in an affiliated general partner entity. Embedded General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with ownership in other assets beyond sole economic interests in an MLP.

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at October 31, 2016	Level 1 Quoted Prices
Assets:
Equity Securities:
Master Limited Partnerships and Related Companies	$ 5,006	$ 5,006
Short-Term Investments	45	45

Total Assets	$ 5,051	$ 5,051

There were no transfers between Level 1 and Level 2 related to securities held at October 31, 2016.

There are no Level 2 (significant observable inputs) or Level 3 (significant unobservable inputs) priced securities.

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2016

($ are reported in thousands)

	PAR VALUE	VALUE

FOREIGN GOVERNMENT SECURITIES—7.5%
Argentine Republic Government International Bond 8.280%, 12/31/33	$84	$ 95
Argentine Republic Government International Bond 144A 7.500%, 4/22/26(2)	150	164
7.125%, 7/6/36(2)	150	155
Bahrain Government International Bond 144A 7.000%, 10/12/28(2)	200	207
Dominican Republic International Bond 144A 6.875%, 1/29/26(2)	100	110
El Salvador Government International Bond 144A 6.375%, 1/18/27(2)	125	125
Jordan Government International Bond 144A 5.750%, 1/31/27(2)	200	199
Mexico Government International Bond 4.750%, 3/8/44	140	140
Oman Government International Bond 144A 4.750%, 6/15/26(2)	200	201
Provincia de Buenos Aires/Argentina 144A 9.125%, 3/16/24(2)	150	166
7.875%, 6/15/27(2)	150	154
Saudi Government International Bond 144A 3.250%, 10/26/26(2)	210	207
Sri Lanka Government International Bond 144A 6.000%, 1/14/19(2)	200	207
Turkey Government International Bond 4.875%, 10/9/26	200	200

TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $2,262)		2,330

	PAR VALUE	VALUE

MUNICIPAL BONDS—1.3%

California—0.9%
State of California 7.600%, 11/1/40	$180	$ 283

Illinois—0.4%
State of Illinois, Series A 5.000%, 6/1/19	100	106

TOTAL MUNICIPAL BONDS
(Identified Cost $396)		389

MORTGAGED-BACKED SECURITIES—12.3%

Agency—3.3%
American Homes 4 Rent 14-SFR2, C 144A 4.705%, 10/17/36(2)	280	303
American Homes 4 Rent 15-SFR2, C 144A 4.691%, 10/17/45(2)	100	109
AMSR Trust 16-SFR1, D 144A 2.931%, 11/17/33(2)(3)	100	100
Freddie Mac Gold Pool G08702 3.500%, 4/1/46	261	274
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(3)	135	136
Structured Asset Securities Corp. Pass-Through Certificates Series 02-AL1, A3 3.450%, 2/25/32	25	25
VOLT XXII LLC 15-NPL4, A1 144A 3.500%, 2/25/55(2)(3)	31	31
VOLT XXXI LLC 15-NPL2, A1 144A 3.375%, 2/25/55(2)(3)	53	53

Non-Agency—9.0%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 03-AR3, M4 4.748%, 6/25/33(3)	100	96

	PAR VALUE	VALUE

Non-Agency—continued
Banc of America Mortgage Trust 04-11, 5A1 6.500%, 8/25/32	$113	$ 114
Bear Stearns ARM Trust 2004-9, 22A1 3.598%, 11/25/34(3)	65	63
Chase Mortgage Trust 2016-1, M2 144A 3.750%, 4/25/45(2)(3)	89	92
Chase Mortgage Trust 2016-2, M2 144A 3.750%, 12/25/45(2)(3)	93	96
Citigroup Mortgage Loan Trust, Inc. 03-UP3, A2 7.000%, 9/25/33	35	36
Citigroup Mortgage Loan Trust, Inc. 04-UST1, A3 2.824%, 8/25/34(3)	13	13
Credit Suisse Commercial Mortgage Trust 07-C5, A1AM 5.870%, 9/15/40(3)	100	92
CSMC Mortgage-Backed Trust 06-8, 3A1 6.000%, 10/25/21	36	34
DBUBS Mortgage Trust 11-LC3A, D 144A 5.345%, 8/10/44(2)(3)	200	208
GMACM Mortgage Loan Trust 03-AR1, A5 3.772%, 10/19/33(3)	85	86
GSR Mortgage Loan Trust 06-1F, 2A4 6.000%, 2/25/36	69	61
JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDPX, AM 5.464%, 1/15/49(3)	80	78
JP Morgan Mortgage Trust 14-1, 2A2 144A 3.500%, 1/25/44(2)(3)	80	82
JP Morgan Mortgage Trust 2015-4, 1A4 144A 3.500%, 6/25/45(2)(3)	77	80

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS  (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

	PAR VALUE	VALUE

Non-Agency—continued
JP Morgan Mortgage Trust 2016-1, A3 144A 3.500%, 5/25/46(2)	$106	$ 109
MASTR Adjustable Rate Mortgages Trust 05-1, 3A1 3.326%, 2/25/35(3)	123	112
MASTR Alternative Loan Trust 04-6, 7A1 6.000%, 7/25/34	108	106
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(2)	47	49
Morgan Stanley Bank of America Merrill Lynch Trust 15-C26, C 4.411%, 10/15/48(3)	100	102
NAAC Reperforming Loan REMIC Trust Certificates 04-R3, A1 144A 6.500%, 2/25/35(2)	91	90
New Residential Mortgage Loan Trust 14-1A, A 144A 3.750%, 1/25/54(2)(3)	97	100
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	216	215
Sequoia Mortgage Trust 2014-4, A6 144A 3.500%, 11/25/44(2)(3)	90	92
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 03-34A, 6A 3.212%, 11/25/33(3)	71	70
Towd Point Mortgage Trust 2015-1, A2 144A 3.250%, 10/25/53(2)(3)	100	101
Towd Point Mortgage Trust 2015-2, 1M1 144A 3.250%, 11/25/60(2)(3)	105	101

	PAR VALUE	VALUE

Non-Agency—continued
Towd Point Mortgage Trust 2015-5, A2 144A 3.500%, 5/25/55(2)(3)	$100	$ 100
VOLT XXIX LLC 14-NP10, A1 144A 3.375%, 10/25/54(2)(3)	120	120
VOLT XXXVII LLC 15-NP11, A1 144A 3.625%, 7/25/45(2)(3)	66	66

TOTAL MORTGAGED-BACKED SECURITIES
(Identified Cost $3,765)		3,795

ASSET-BACKED SECURITIES—6.3%
Carnow Auto Receivables Trust 14-1A, D 144A 4.160%, 11/15/18(2)	250	251
Citi Held For Asset Issuance 15-PM3, B 144A 4.310%, 5/16/22(2)	100	100
Conn’s Receivables Funding LLC 16-B, A 144A 3.730%, 10/15/18(2)	100	100
DT Auto Owner Trust 15-3A, C 144A 3.250%, 7/15/21(2)	85	86
DT Auto Owner Trust 16-4A, C 144A 2.740%, 10/17/22(2)	90	90
Exeter Automobile Receivables Trust 14-2A, C 144A 3.260%, 12/16/19(2)	100	101
Exeter Automobile Receivables Trust 14-3A, D 144A 5.690%, 4/15/21(2)	125	127
Exeter Automobile Receivables Trust 15-1A, C 144A 4.100%, 12/15/20(2)	125	127
Exeter Automobile Receivables Trust 15-2A, C 144A 3.900%, 3/15/21(2)	130	131
Flagship Credit Auto Trust 16-3, D 144A 3.890%, 11/15/22(2)	90	90

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—continued
Foursight Capital Automobile Receivables Trust 14-1, B 144A 3.560%, 11/22/21(2)	$250	$ 250
Leaf Receivables Funding 10 LLC 15-1, E2 144A 6.000%, 6/15/23(2)	100	98
Navistar Financial Dealer Note Master Owner Trust II 16-1, B 144A 2.546%, 9/27/21(2)(3)	120	121
Taco Bell Funding LLC 2016-1A, A2I 144A 3.832%, 5/25/46(2)	85	86
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(2)	95	96
Wendys Funding LLC 15-1A, A2II 144A 4.080%, 6/15/45(2)	79	80

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $1,923)		1,934

CORPORATE BONDS—54.6%

Consumer Discretionary—8.8%
Altice Luxembourg SA 144A 7.750%, 5/15/22(2)	200	211
AMC Entertainment Holdings, Inc. 144A 5.875%, 11/15/26(2)	15	15
Argos Merger Sub, Inc. 144A 7.125%, 3/15/23(2)	103	108
Beazer Homes USA, Inc. 5.750%, 6/15/19	30	31
Beazer Homes USA, Inc. 144A 8.750%, 3/15/22(2)	25	27
Boyd Gaming Corp. 6.875%, 5/15/23	35	38
Cablevision Systems Corp. 5.875%, 9/15/22	50	46
Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc. 9.375%, 5/1/22	120	128

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—continued
CBS Radio, Inc. 144A 7.250%, 11/1/24(2)	$5	$ 5
Cequel Communications Holdings I LLC / Cequel Capital Corp. 144A 5.125%, 12/15/21(2)	105	103
Clear Channel Worldwide Holdings, Inc. 7.625%, 3/15/20	123	120
Cooper-Standard Automotive, Inc. 144A 5.625%, 11/15/26(2)	60	60
CSC Holdings LLC 5.250%, 6/1/24	46	43
Dana Financing Luxembourg Sarl 144A 6.500%, 6/1/26(2)	20	21
Delphi Automotive PLC 3.150%, 11/19/20	90	93
Diamond Resorts International, Inc. 144A 7.750%, 9/1/23(2)	10	10
DISH DBS Corp. 5.000%, 3/15/23	85	84
7.750%, 7/1/26	5	5
Hanesbrands, Inc. 144A 4.875%, 5/15/26(2)	50	51
iHeartCommunications, Inc. 9.000%, 12/15/19	35	27
Intelsat Jackson Holdings SA 5.500%, 8/1/23	70	47
Landry’s, Inc. 144A 6.750%, 10/15/24(2)	30	31
Lennar Corp. 4.500%, 6/15/19	62	65
4.875%, 12/15/23	30	31
Live Nation Entertainment, Inc. 144A 4.875%, 11/1/24(2)	45	45
M/I Homes, Inc. 6.750%, 1/15/21	55	58
MDC Holdings, Inc. 5.500%, 1/15/24	67	71
MGM Resorts International 6.000%, 3/15/23	67	73

	PAR VALUE	VALUE

Consumer Discretionary—continued
MPG Holdco I, Inc. 7.375%, 10/15/22	$42	$ 43
New York University 4.142%, 7/1/48	25	25
Newell Brands, Inc. 3.850%, 4/1/23	5	5
5.000%, 11/15/23	25	27
4.200%, 4/1/26	10	11
Numericable-SFR SA 144A 7.375%, 5/1/26(2)	200	202
Pinnacle Entertainment, Inc. 144A 5.625%, 5/1/24(2)	35	35
PulteGroup, Inc. 5.500%, 3/1/26	75	78
RCN Telecom Services LLC / RCN Capital Corp. 144A 8.500%, 8/15/20(2)	95	101
Sally Holdings LLC / Sally Capital, Inc. 5.625%, 12/1/25	35	38
Scientific Games International, Inc. 144A 7.000%, 1/1/22(2)	42	45
Signet UK Finance PLC 4.700%, 6/15/24	75	73
Station Casinos LLC 7.500%, 3/1/21	95	100
Tenneco, Inc. 5.000%, 7/15/26	60	60
Toll Brothers Finance Corp. 5.875%, 2/15/22	70	77
4.875%, 11/15/25	50	51
TRI Pointe Holdings, Inc. 5.875%, 6/15/24	92	96

		2,714

Consumer Staples—2.0%
Albertsons Cos LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC 144A 5.750%, 3/15/25(2)	60	59
Dole Food Co., Inc. 144A 7.250%, 5/1/19(2)	85	87
Flowers Foods, Inc. 3.500%, 10/1/26	40	39

	PAR VALUE	VALUE

Consumer Staples—continued
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.875%, 1/15/24	$15	$ 16
Post Holdings, Inc. 144A 5.000%, 8/15/26(2)	70	68
Rite Aid Corp. 6.750%, 6/15/21	85	90
Rite Aid Corp. 144A 6.125%, 4/1/23(2)	20	21
Safeway, Inc. 7.250%, 2/1/31	60	60
Tops Holding LLC / Tops Markets II Corp. 144A 8.000%, 6/15/22(2)	78	69
US Foods, Inc. 144A 5.875%, 6/15/24(2)	15	16
Whole Foods Market, Inc. 5.200%, 12/3/25	90	97

		622

Energy—9.3%
Alberta Energy Co., Ltd. 8.125%, 9/15/30	50	60
Antero Midstream Partners LP / Antero Midstream Finance Corp. 144A 5.375%, 9/15/24(2)	35	35
Antero Resources Corp. 5.625%, 6/1/23	50	51
Blue Racer Midstream LLC / Blue Racer Finance Corp. 144A 6.125%, 11/15/22(2)	100	98
Callon Petroleum Co. 144A 6.125%, 10/1/24(2)	35	36
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	65	68
Cheniere Corpus Christi Holdings LLC 144A 7.000%, 6/30/24(2)	100	107
Continental Resources, Inc./OK 5.000%, 9/15/22	60	59
4.500%, 4/15/23	35	34

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

	PAR VALUE	VALUE

Energy—continued
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 6.250%, 4/1/23	$70	$ 71
Diamondback Energy, Inc. 144A 4.750%, 11/1/24(2)	10	10
Ecopetrol SA 5.875%, 9/18/23	75	81
Enbridge Energy Partners LP 4.375%, 10/15/20	15	16
Encana Corp. 3.900%, 11/15/21	65	66
EnLink Midstream Partners LP 4.850%, 7/15/26	10	10
Equate Petrochemical BV 144A 4.250%, 11/3/26(2)	200	197
FTS International, Inc. 144A 8.350%, 6/15/20(2)(3)	55	53
Gulfport Energy Corp. 144A 6.000%, 10/15/24(2)	35	36
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	55	57
Holly Energy Partners LP / Holly Energy Finance Corp. 144A 6.000%, 8/1/24(2)	10	11
Kinder Morgan, Inc./DE 7.750%, 1/15/32	55	67
Kinder Morgan, Inc./DE 144A 5.625%, 11/15/23(2)	60	66
Laredo Petroleum, Inc. 5.625%, 1/15/22	40	39
MPLX LP 4.875%, 12/1/24	105	110
Newfield Exploration Co. 5.375%, 1/1/26	70	72
NGL Energy Partners LP / NGL Energy Finance Corp. 5.125%, 7/15/19	71	71

	PAR VALUE	VALUE

Energy—continued
Parsley Energy LLC / Parsley Finance Corp. 144A 6.250%, 6/1/24(2)	$115	$ 121
Petrobras Global Finance BV 8.375%, 5/23/21	65	72
8.750%, 5/23/26	105	119
Petroleos Mexicanos 4.875%, 1/24/22	80	82
6.500%, 6/2/41	30	29
Petroleos Mexicanos 144A 6.875%, 8/4/26(2)	50	56
QEP Resources, Inc. 5.250%, 5/1/23	95	94
Range Resources Corp. 144A 5.000%, 3/15/23(2)	80	78
Regency Energy Partners LP/ Regency Energy Finance Corp. 5.000%, 10/1/22	100	107
Rowan Cos, Inc. 5.400%, 12/1/42	65	44
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	100	106
SM Energy Co. 6.125%, 11/15/22	30	30
Sunoco LP / Sunoco Finance Corp. 6.375%, 4/1/23	138	142
Transocean, Inc. 6.800%, 3/15/38	85	56
Transocean, Inc. 144A 9.000%, 7/15/23(2)	20	20
Whiting Petroleum Corp. 5.750%, 3/15/21	40	37
YPF SA 144A 8.500%, 3/23/21(2)	100	110

		2,884

Financials—10.0%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.500%, 5/15/21	150	156
Air Lease Corp. 2.625%, 9/4/18	50	51
Aircastle, Ltd. 5.000%, 4/1/23	100	104
Ally Financial, Inc. 4.250%, 4/15/21	85	86

	PAR VALUE	VALUE

Financials—continued
5.750%, 11/20/25	$85	$ 87
Australia & New Zealand Banking Group, Ltd. 144A 4.400%, 5/19/26(2)	200	209
Aviation Capital Group Corp. 144A 2.875%, 9/17/18(2)	40	41
Banco de Bogota SA 144A 6.250%, 5/12/26(2)	200	207
Banco Internacional del Peru SAA 144A 5.750%, 10/7/20(2)	115	126
Bank of America Corp. 4.200%, 8/26/24	60	63
Berkshire Hathaway, Inc. 2.750%, 3/15/23	10	10
3.125%, 3/15/26	30	31
Capital One Financial Corp. 4.200%, 10/29/25	85	88
Citizens Financial Group, Inc. 5.500%, 12/29/49(3)	70	69
Discover Financial Services 3.950%, 11/6/24	75	76
First Horizon National Corp. 3.500%, 12/15/20	85	87
First Niagara Financial Group, Inc. 6.750%, 3/19/20	130	149
General Motors Financial Co., Inc. 3.700%, 5/9/23	110	112
Goldman Sachs Group, Inc. (The) 4.250%, 10/21/25	85	89
Icahn Enterprises LP / Icahn Enterprises Finance Corp. 5.875%, 2/1/22	75	72
iStar Financial, Inc. 5.000%, 7/1/19	78	78
M&T Bank Corp. 5.125%, 12/29/49(3)	35	35
Morgan Stanley 4.350%, 9/8/26	110	117
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 7/1/21	46	46

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

	PAR VALUE	VALUE

Financials—continued
Navient Corp. 7.250%, 9/25/23	$20	$ 20
OM Asset Management PLC 4.800%, 7/27/26	105	103
PKO Finance AB (PKO Bank PL) 144A 4.630%, 9/26/22(2)(4)	200	214
Santander Holdings USA, Inc. 2.700%, 5/24/19	85	86
Springleaf Finance Corp. 5.250%, 12/15/19	62	62
TIAA Asset Management Finance Co. LLC 144A 4.125%, 11/1/24(2)	110	114
Toronto-Dominion Bank(The) 3.625%, 9/15/31(3)	40	40
UBS Group Funding Jersey, Ltd. 144A 2.650%, 2/1/22(2)	200	199
Voya Financial, Inc. 5.650%, 5/15/53(3)	35	35
Woodside Finance, Ltd. 144A 3.700%, 9/15/26(2)	20	20

		3,082

Health Care—4.2%
AbbVie, Inc. 3.600%, 5/14/25	35	36
3.200%, 5/14/26	30	29
Centene Corp. 5.625%, 2/15/21	65	69
4.750%, 1/15/25	30	30
CHS/Community Health Systems, Inc. 5.125%, 8/1/21	50	46
Concordia International Corp. 144A 9.000%, 4/1/22(2)	20	19
Endo Finance LLC / Endo Finco, Inc. 144A 5.375%, 1/15/23(2)	57	49
Fresenius US Finance II, Inc. 144A 4.500%, 1/15/23(2)	35	37
HCA, Inc. 6.500%, 2/15/20	24	26

	PAR VALUE	VALUE

Health Care—continued
5.375%, 2/1/25	$50	$ 51
5.250%, 6/15/26	45	47
4.500%, 2/15/27	75	74
Inventive Group Holdings, Inc. 144A 7.500%, 10/1/24(2)	25	26
MEDNAX, Inc. 144A 5.250%, 12/1/23(2)	50	52
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(2)	5	5
Mylan NV 144A 3.150%, 6/15/21(2)	25	25
Owens & Minor, Inc. 3.875%, 9/15/21	20	21
Quorum Health Corp. 144A 11.625%, 4/15/23(2)	45	33
Shire Acquisitions Investments Ireland DAC 2.400%, 9/23/21	10	10
3.200%, 9/23/26	75	74
Sterigenics-Nordion Holdings LLC 144A 6.500%, 5/15/23(2)	67	69
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(2)	40	43
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(2)	77	80
Tenet Healthcare Corp. 4.750%, 6/1/20	45	46
4.350%, 6/15/20(3)	25	25
8.125%, 4/1/22	41	40
Teva Pharmaceutical Finance Netherlands III BV 2.800%, 7/21/23	20	20
3.150%, 10/1/26	75	73
Universal Health Services, Inc. 144A 5.000%, 6/1/26(2)	30	31
Valeant Pharmaceuticals International, Inc. 144A 6.750%, 8/15/18(2)	45	44
5.375%, 3/15/20(2)	30	26
7.250%, 7/15/22(2)	30	26
Zoetis, Inc. 3.450%, 11/13/20	20	21

		1,303

	PAR VALUE	VALUE

Industrials—5.9%
ADS Waste Holdings, Inc. 8.250%, 10/1/20	$57	$ 60
ADS Waste Holdings, Inc. 144A 5.625%, 11/15/24(2)	10	10
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(2)	250	262
Bombardier, Inc. 4.750%, 4/15/19	60	60
Bombardier, Inc. 144A 6.125%, 1/15/23(2)	53	46
CEB, Inc. 144A 5.625%, 6/15/23(2)	80	78
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(2)	25	24
9.250%, 3/1/21(2)	50	43
Hawaiian Airlines 2013-1 Class B Pass Through Certificates 4.950%, 1/15/22	122	123
Masco Corp. 5.950%, 3/15/22	81	92
Navistar International Corp. 8.250%, 11/1/21	45	44
NCI Building Systems, Inc. 144A 8.250%, 1/15/23(2)	75	82
Owens Corning 3.400%, 8/15/26	105	104
Penske Truck Leasing Co. LP / PTL Finance Corp. 144A 3.375%, 2/1/22(2)	35	36
Prime Security Services Borrower LLC / Prime Finance, Inc. 144A 9.250%, 5/15/23(2)	45	48
SCF Capital, Ltd. 144A 5.375%, 6/16/23(2)	200	207
Standard Industries, Inc. 144A 5.500%, 2/15/23(2)	15	16
TransDigm, Inc. 6.500%, 5/15/25	141	148

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

	PAR VALUE	VALUE

Industrials—continued
United Airlines 2014-1 Class B Pass Through Trust 4.750%, 4/11/22	$112	$ 115
US Airways 12-2 Class C Pass Through Trust 5.450%, 6/3/18	125	128
Wheels Up Finance I LLC 7.500%, 6/30/17(5)	73	73
0.500%, 6/1/24(3)(5)(6)	16	15

		1,814

Information Technology—2.9%
Blackboard, Inc. 144A 9.750%, 10/15/21(2)	31	31
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 144A 5.450%, 6/15/23(2)	25	27
7.125%, 6/15/24(2)	15	16
6.020%, 6/15/26(2)	30	33
8.100%, 7/15/36(2)	30	36
8.350%, 7/15/46(2)	25	30
Dun & Bradstreet Corp./The 4.000%, 6/15/20	25	26
First Data Corp. 144A 5.000%, 1/15/24(2)	90	92
Hewlett Packard Enterprise Co. 144A 2.700%, 10/5/17(2)	30	30
3.100%, 10/5/18(2)	30	31
3.850%, 10/15/20(2)	5	5
5.150%, 10/15/25(2)	35	37
Inception Merger Sub, Inc. / Rackspace Hosting, Inc. 144A 8.625%, 11/15/24(2)	80	80
Infor US, Inc. 6.500%, 5/15/22	45	47
NXP BV / NXP Funding LLC 144A 4.625%, 6/1/23(2)	200	220
Oracle Corp. 2.400%, 9/15/23	15	15
2.650%, 7/15/26	60	59
Verisk Analytics, Inc. 4.000%, 6/15/25	60	63
WESCO Distribution, Inc. 144A 5.375%, 6/15/24(2)	25	25

		903

	PAR VALUE	VALUE

Materials—4.6%
AK Steel Corp. 7.500%, 7/15/23	$50	$ 54
Alpek SAB de CV 144A 5.375%, 8/8/23(2)	200	218
ArcelorMittal 6.125%, 6/1/25	79	87
Berry Plastics Corp. 5.125%, 7/15/23	85	87
BlueScope Steel Finance Ltd/BlueScope Steel Finance USA LLC 144A 6.500%, 5/15/21(2)	50	53
Boise Cascade Co. 144A 5.625%, 9/1/24(2)	60	61
Cascades, Inc. 144A 5.500%, 7/15/22(2)	125	128
FMG Resources August 2006 Property Ltd. 144A 9.750%, 3/1/22(2)	40	47
Freeport-McMoRan, Inc. 3.550%, 3/1/22	45	41
3.875%, 3/15/23	30	28
Graphic Packaging International, Inc. 4.125%, 8/15/24	80	80
Novelis Corp. 144A 6.250%, 8/15/24(2)	10	10
5.875%, 9/30/26(2)	90	91
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 144A 5.125%, 7/15/23(2)	45	46
7.000%, 7/15/24(2)	5	5
Standard Industries, Inc. 144A 6.000%, 10/15/25(2)	50	53
Teck Resources, Ltd. 144A 8.000%, 6/1/21(2)	10	11
8.500%, 6/1/24(2)	35	41
Vale Overseas, Ltd. 5.875%, 6/10/21	55	59
Vedanta Resources PLC 144A 8.250%, 6/7/21(2)	200	206

		1,406

	PAR VALUE	VALUE

Real Estate—2.9%
Alexandria Real Estate Equities, Inc. 3.950%, 1/15/27	$35	$ 37
Corporate Office Properties LP 3.600%, 5/15/23	65	64
Corrections Corp. of America REIT 5.000%, 10/15/22	46	42
Digital Realty Trust LP 3.400%, 10/1/20	100	104
3.950%, 7/1/22	45	48
Hospitality Properties Trust 4.500%, 3/15/25	125	126
Kilroy Realty LP 4.375%, 10/1/25	75	80
MPT Operating Partnership LP / MPT Finance Corp. 6.375%, 3/1/24	25	27
5.250%, 8/1/26	5	5
National Retail Properties, Inc. 4.000%, 11/15/25	35	37
Select Income REIT 4.500%, 2/1/25	100	101
Sovran Acquisition LP 3.500%, 7/1/26	40	40
Ventas Realty LP 4.125%, 1/15/26	80	85
Welltower, Inc. 4.000%, 6/1/25	65	68
WP Carey, Inc. 4.250%, 10/1/26	35	35

		899

Telecommunication Services—2.2%
CenturyLink Inc 5.800%, 3/15/22	25	26
Crown Castle International Corp. 4.875%, 4/15/22	25	28
3.700%, 6/15/26	5	5
Frontier Communications Corp. 10.500%, 9/15/22	100	104
GTH Finance BV 144A 7.250%, 4/26/23(2)	200	213
Intelsat Jackson Holdings SA 7.250%, 4/1/19	20	16
Qwest Corp. 7.250%, 9/15/25	40	44

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

	PAR VALUE	VALUE

Telecommunication Services—continued
Sprint Communications, Inc. 6.000%, 11/15/22	$125	$ 117
T-Mobile USA, Inc. 6.375%, 3/1/25	30	32
6.500%, 1/15/26	30	33
Zayo Group LLC / Zayo Capital, Inc. 6.375%, 5/15/25	60	63

		681

Utilities—1.8%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.000%, 5/20/22	95	101
Calpine Corp. 5.375%, 1/15/23	53	53
Dominion Resources, Inc. 2.962%, 7/1/19(3)	5	5
Majapahit Holding BV 144A 7.750%, 1/20/20(2)	100	115
NRG Energy, Inc. 144A 7.250%, 5/15/26(2)	60	59
NRG Yield Operating LLC 5.375%, 8/15/24	53	54
Southern Power Co. 4.150%, 12/1/25	90	96
TerraForm Power Operating LLC 144A 9.375%, 2/1/23(2)(3)	70	70

		553

TOTAL CORPORATE BONDS (Identified Cost $16,404)		16,861

LOAN AGREEMENTS—12.5%

Consumer Discretionary—2.6%
Aristocrat Leisure Ltd., Term Loan B-1 3.630%, 10/20/21	96	97
Caesars Entertainment Operating Company, Inc. (fka Harrah’s Operating Company, Inc.), Term Loan B-7 11.250%, 3/1/17(7)	42	49

	PAR VALUE	VALUE

Consumer Discretionary—continued
Caesars Entertainment Resort Properties LLC, Term Loan B 7.000%, 10/11/20	$113	$ 114
CDS U.S. Intermediate Holdings, Inc. (Cirque Du Soleil Canada, Inc.), First Lien 5.000%, 7/8/22	95	95
Cengage Learning, Inc. 5.250%, 6/7/23	24	23
Delta 2 (Lux) S.a r.l (aka Formula One), Facility B3 4.750%, 7/30/21	85	85
Floor and Decor Outlets of America, Inc. 5.250%, 9/29/23	60	60
Graton Economic Developement Authority, Incremental Term Loan B 4.750%, 9/1/22	35	36
Laureate Education, Inc. 8.870%, 3/17/21	51	51
Leslie’s Poolmart, Inc., Tranche B 5.250%, 8/16/23	43	43
Mohegan Tribal Gaming Authority 0.000%, 9/30/23(8)	60	60
UFC Holdings LLC, First Lien 5.000%, 8/18/23	91	92

		805

Consumer Staples—1.7%
Albertsons LLC, Term Loan B-4 4.500%, 8/25/21	110	111
Amplify Snack Brands, Inc. 6.500%, 9/2/23	90	90
Chobani LLC (Chobani Idaho LLC), First Lien 5.250%, 10/9/23	18	18
Coty, Inc., Term Loan B 3.750%, 10/27/22	20	20

	PAR VALUE	VALUE

Consumer Staples—continued
Galleria Co., Term Loan B 3.750%, 1/26/23	$40	$ 41
Hostess Brands LLC, Second Lien Term Loan B 8.500%, 8/3/23	135	136
Kronos, Inc., Second Lien 9.750%, 4/30/20	7	7
0.000%, 10/18/24(8)	31	32
Milk Specialties Co. 6.000%, 8/16/23	59	60
Pinnacle Foods Finance LLC, Tranche I 3.280%, 1/13/23	13	13

		528

Energy—0.7%
Chesapeake Energy Corporation, Class A 8.500%, 8/23/21	12	13
EP Energy LLC (fka Everest Acquisition LLC) 9.750%, 6/30/21	60	62
Jonah Energy LLC, Second Lien 7.500%, 5/12/21	80	76
MEG Energy Corp. 3.750%, 3/31/20	65	61

		212

Financials—0.5%
Lonestar Intermediate Super Holdings LLC 0.000%, 8/31/21(8)	60	60
Walter Investment Management Corp., Tranche B 4.750%, 12/18/20	85	80

		140

Health Care—1.8%
21St Century Oncology Holdings, Inc. 7.130%, 4/30/22	26	24
American Renal Holdings Inc., Term Loan B 4.750%, 8/20/19	5	5

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS  (Continued)

OCTOBER 31, 2016

($ are reported in thousands)

	PAR VALUE	VALUE

Health Care—continued
Ardent Legacy Acquisitions, Inc. 6.500%, 8/4/21	$48	$ 47
CHG Healthcare Services, Inc. (fka CHG Buyer Corporation), First Lien 4.750%, 6/7/23	53	53
Inventiv Health, Inc. (fka Ventiv Health, Inc.), Term Loan B 0.000%, 10/17/23(8)	17	17
Inventiv Health, Inc. (fka Ventive Health, Inc.), Term Loan B-4 8.750%, 5/15/18	155	155
MPH Acquisition Holdings LLC 5.000%, 6/7/23	16	17
NVA Holdings, Inc., Second Lien 8.000%, 8/14/22	105	105
Quorum Health Corp. 6.750%, 4/29/22	41	38
Surgery Center Holdings, Inc., First Lien 4.750%, 11/3/20	69	70
U.S. Renal Care, Inc., First Lien 5.250%, 12/30/22	19	18

		549

Industrials—1.8%
84 Lumber Co., Term Loan B 0.000%, 10/12/23(8)	75	75
Brickman Group Ltd., LLC, Second Lien 7.500%, 12/17/21	75	75
Coinstar LLC, First Lien Term Loan B 5.250%, 9/27/23	35	35
McGraw-Hill Global Education Holdings, LLC, First Lien Term Loan B 5.000%, 5/4/22	43	43
Navistar, Inc., Tranche B 6.500%, 8/7/20	90	91
PAE Holding Corp., First Lien 6.500%, 10/20/22	24	24

	PAR VALUE	VALUE

Industrials—continued
Prime Security Services Borrower LLC (aka Protection 1 Security Solutions), First Lien Term Loan B-1 4.750%, 5/2/22	$4	$ 4
Sedgwick Claims Management Services, Inc. Second Lien 6.750%, 2/28/22	125	124
Waste Industries USA, Inc., Term Loan B 3.500%, 2/27/20	99	99

		570

Information Technology—1.3%
Blackboard, Inc., First Lien Term Loan B-4 0.000%, 6/30/21(8)	56	55
Donnelley Financial Solutions, Inc., Term Loan B 5.000%, 9/29/23	20	20
First Data Corp. 3.520%, 3/24/21	102	103
ON Semiconductor Corp. 3.780%, 3/31/23	52	53
Presidio, Inc. 5.250%, 2/2/22	55	55
Rackspace Hosting, Inc., Term Loan B 0.000%, 10/26/23(8)	47	47
Veritas US, Inc. 6.620%, 1/27/23	80	75
Western Digital Corp., Term Loan B-1 4.500%, 4/29/23	5	5

		413

Materials—0.8%
CPI Acquisition, Inc., First Lien 5.500%, 8/17/22	65	64
Huntsman International LLC 4.250%, 4/1/23	32	32
Omnova Solutions, Inc., Term Loan B-2 5.250%, 8/25/23	74	74
PQ Corp. 5.750%, 11/4/22	18	18

	PAR VALUE		VALUE

Materials—continued
Univar USA, Inc. 4.250%, 7/1/22	$54		$ 55

			243

Real Estate—0.3%
Capital Automotive LP, Second Lien 6.000%, 4/30/20	90		91

Telecommunication Services—0.3%
Virgin Media Investment Holdings Ltd., F Facility 3.500%, 6/30/23	85		85

Utilities—0.7%
APLP Holdings LTD. Partnership 6.000%, 4/13/23	80		81
NRG Energy, Inc. 3.500%, 6/30/23	60		60
Tex Operations Co. LLC 5.000%, 8/4/23	55		56
5.000%, 8/4/23	12		12

			209

TOTAL LOAN AGREEMENTS
(Identified Cost $3,806)			3,845

	SHARES

PREFERRED STOCK—1.2%

Financials—1.2%
Bank of New York Mellon Corp. The 4.950%(3)	55	(9)	56
Citigroup, Inc. 6.250%(3)	115	(9)	124
JPMorgan Chase & Co. 5.300%(3)	25	(9)	25
KeyCorp 5.000%(3)	150	(9)	148
SunTrust Banks, Inc. 5.625%(3)	20	(9)	21

			374

TOTAL PREFERRED STOCK
(Identified Cost $365)			374

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS  (Continued)

OCTOBER 31, 2016

($ reported in thousands)

	SHARES	VALUE

AFFILIATED MUTUAL FUNDS—1.6%

Equity Funds—1.6%
Virtus Credit Opportunities Fund Class R6(10)	50,346	$496

TOTAL AFFILIATED MUTUAL FUNDS
(Identified Cost $503)		496

TOTAL LONG TERM INVESTMENTS — 97.3%
(Identified Cost $29,424)		$30,024

SHORT-TERM INVESTMENTS—3.3%

Money Market Mutual Funds—3.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Seven-day effective yield 0.320%)(10)	1,015,469	1,015

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $1,015)		1,015

TOTAL INVESTMENTS — 100.6%
(Identified Cost $30,439)		31,039	(1)

Other assets and liabilities, net — (0.6)%		(183)

NET ASSETS — 100.0%		$30,856

Footnote Legend:
(1)	Federal Income Tax Information: For tax information at October 31, 2016, see Note 10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2016, these securities amounted to a value of $13,002 or 42.1% of net assets.
(3)	Variable or step coupon security; interest rate shown reflects the rate in effect at October 31, 2016.
(4)	This note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(5)	Illiquid security. At October 31, 2016, these securities amounted to a value of $88 or 0.3% of net assets.
(6)	Represents unfunded portion of security and commitment fee earned on this portion.
(7)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(8)	This loan will settle after October 31, 2016, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be known.
(9)	Amount shown is par value.
(10)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.

Abbreviations:
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
REIT	Real Estate Investment Trusts

Foreign Currencies:
EUR	European Currency Unit
GBP	British Pound
USD	United States Dollar

Country Weightings (Unaudited)†
United States	74%
Netherlands	3
Canada	3
Argentina	3
Mexico	1
United Kingdom	1
Luxembourg	1
Ireland	1
Australia	1
Jersey	1
Columbia	1
Sweden	1
Saudi Arabia	1
Sri Lanka	1
Bahrain	1
France	1
Oman	1
Turkey	1
Jordan	1
Other	2
Total	100%
†% of total investments as of October 31, 2016

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS  (Continued)

OCTOBER 31, 2016

($ reported in thousands)

Forward foreign currency exchange contracts as of October 31, 2016 were as follows:

Currency Purchased	Value	Currency Sold	Value	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	331	GBP	250	JPMorgan Chase Bank N.A.	12/29/16	$ 24
Total						$ 24

Centrally cleared credit default swap- buy protection(1) outstanding as of October 31, 2016 was as follows:

Reference Entity	Counterparty	Fixed Pay Rate	Expiration Date	Notional Amount(2)	Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
CDX North America High-Yield Index	JPMorgan Chase Bank N.A.	5%	6/20/21	2,000 USD	$(97)	$(21)	$(76)
CDX North America High-Yield Index	JPMorgan Chase Bank N.A.	5%	12/20/20	1,386 USD	(76)	(25)	(51)
Total					$(173)	$(46)	$(127)

Over-the-counter credit default swap- sell protection(3) outstanding as of October 31, 2016 was as follows:

Reference Entity	Counterparty	Fixed Receive Rate	Expiration Date	Notional Amount(2)	Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
iHeartCommunications, Inc.	JPMorgan Chase Bank N.A.	5%	12/20/16	100 USD	$(3)	$(1)	$(2)
Total					$(3)	$(1)	$(2)

(1)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset of which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
iHeartCommunications, Inc.	$100	$ —	CC+

*The Fund has no amounts recoverable from related purchased protection by counterparties. In addition, the Fund has no recourse provisions under the credit derivatives and has pledged collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

See Notes to Financial Statements.

VIRTUS STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS  (Concluded)

OCTOBER 31, 2016

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at October 31, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Securities:
Foreign Government Securities	$ 2,330	$ —	$ 2,330	$ —
Municipal Bonds	389	—	389	—
Mortgaged-Backed Securities	3,795	—	3,795	—
Asset-Backed Securities	1,934	—	1,934	—
Corporate Bonds	16,861	—	16,773	88
Loan Agreements	3,845	—	3,785	60
Equity Securities:
Preferred Stock	374	—	374	—
Affiliated Mutual Funds	496	496	—	—
Short-Term Investments	1,015	1,015	—	—
Forward Foreign Currency Exchange Contracts	24	—	24	—

Total Assets	31,063	1,511	29,404	148

Liabilities:

Centrally Cleared Credit Default Swaps	(173)	—	(173)	—
Over-the-Counter Credit Default Swaps	(3)	—	(3)	—

Total Liabilities	$ (176)	$ —	$ (176)	$ —

There were no transfers between Level 1 and Level 2 related to securities held at October 31, 2016.

The following is a reconciliation of assets of the Fund for Level 3 investments which significant unobservable inputs were used to determine fair value:

	Total	Corporate Bonds	Loan Agreements
Investments in Securities
Balance as of October 31, 2015	$ 95	$ —	$ 95
Accrued discount/(premium)	— (a)	— (a)	— (a)
Realized gain (loss)	(11)	— (a)	(11)
Change in unrealized appreciation (depreciation)	8	— (a)	8
Purchases	222	163	59
Sales	(165)	(74)	(91)
Transfers into Level 3	—	—	—
Transfers from Level 3	—	—	—
Paydowns	(1)	(1)	—

Balance as of October 31, 2016	$ 148	$ 88	$ 60

Footnote Legend:

(a)  Amount is less than $500.

None of the securities in this table are internally fair valued. The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of Level 3 investments.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2016

(Reported in thousands except shares and per share amounts)

	Virtus Credit Opportunities Fund		Virtus Multi-Strategy Target Return Fund		Virtus Select MLP and Energy Fund		Virtus Strategic Income Fund
Assets
Investment in securities at value(1)	$93,926		$117,917		$5,051		$30,543
Investment in affiliated funds at value(2)	—		—		—		496
Foreign currency at value(3)	—		442		—		—
Cash	96		—		13		8
Restricted cash	580		—		—		109
Collateral pledged for futures contracts	—		1,334		—		—
Collateral pledged for swaps	—		1,784		—		396
Deposits with prime broker	—		675		—		5
Variation margin receivable on swaps	—		—	(a)	—		29
Variation margin receivable on futures contracts	—		8		—		—
Swaps at value(6)	—		2,165		—		—
Unrealized appreciation on forward foreign currency exchange contracts	47		1,593		—		24
Receivables
Investment securities sold	1,659		272		—		486
Fund shares sold	54		68		—		17
Dividends and interest receivable	602		508		26		328
From adviser	—		—		17		—
Prepaid expenses	30		35		24		30
Prepaid trustee retainer	2		2		—	(a)	1
Other receivable	8		31		—		—

Total assets	97,004		126,834		5,131		32,472

Liabilities
Cash overdraft	—		12		—		—
Written options at value(4)	—		1,320		—		—
Variation margin payable on swaps	—		21		—		—
Variation margin payable on futures contracts	—		58		—		—
Swaps at value (5)(6)(7)	—		987		—		176
Unrealized depreciation on forward foreign currency exchange contracts	—		1,040		—		—
Payables
Fund shares repurchased	—		10		—	(a)	2
Investment securities purchased	1,045		312		—		1,355
Investment advisory fee	54		50		—		19
Distribution and service fees	—	(a)	5		—	(a)	1
Administration and sub-administration fees	15		20		6		13
Transfer agent fees and expenses	5		31		—	(a)	2
Trustees’ fees and expenses	8		6		—	(a)	2
Professional fees	44		70		28		32
Other accrued expenses	39		47		5		14

Total liabilities	1,210		3,989		39		1,616

Net Assets	$95,794		$122,845		$5,092		$30,856

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$97,157		$125,172		$5,231		$30,819
Accumulated undistributed net investment income (loss)	(329)		(614)		(26)		104
Accumulated undistributed net realized gain (loss)	(3,424)		(2,954)		(133)		(562)
Net unrealized appreciation (depreciation) on investments	2,390		1,366		20		495
Net unrealized appreciation (depreciation) on written options	—		(125)		—		—

Net Assets	$95,794		$122,845		$5,092		$30,856

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF ASSETS AND LIABILITIES  (Continued)

October 31, 2016

(Reported in thousands except shares and per share amounts)

	Virtus Credit Opportunities Fund	Virtus Multi-Strategy Target Return Fund	Virtus Select MLP and Energy Fund	Virtus Strategic Income Fund

Class A
Net asset value (net assets/shares outstanding) per share*	$9.85	$9.71	$9.57	$9.98
Maximum offering price per share NAV/(1-5.75%) (NAV/(1-3.75%) for Credit Opportunities and Strategic Income)	$10.23	$10.30	$10.15	$10.37
Shares of beneficial interest outstanding, no par value, unlimited authorization	25,263	499,426	23,658	88,957
Net Assets	$ 249	$ 4,847	$ 226	$ 888

Class C
Net asset value (net assets/shares outstanding) and offering price per share*	$9.84	$9.62	$9.54	$9.97
Shares of beneficial interest outstanding, no par value, unlimited authorization	14,938	483,942	13,466	135,387
Net Assets	$ 147	$ 4,655	$ 128	$ 1,350

Class I
Net asset value (net assets/shares outstanding), offering price and redemption per share	$9.86	$9.74	$9.58	$9.97
Shares of beneficial interest outstanding, no par value, unlimited authorization	46,437	11,638,033	494,627	2,869,483
Net Assets	$ 458	$ 113,343	$ 4,738	$ 28,618

Class R6
Net asset value (net assets/shares outstanding), offering price and redemption per share	$9.86	$ —	$ —	$ —
Shares of beneficial interest outstanding, no par value, unlimited authorization	9,626,267	—	—	—
Net Assets	$ 94,940	$ —	$ —	$ —

(1) Investment in unaffiliated securities at cost	$ 91,577	$ 118,155	$ 5,031	$ 29,936
(2) Investment in affiliated funds at cost	—	—	—	503
(3) Foreign currency at cost	—	442	—	—
(4) Proceeds from written options	—	(1,195)	—	—
(5) Includes premiums received on over-the-counter swaps	—	—	—	(1)
(6) Includes premiums paid on centrally cleared credit default swaps	—	1,138	—	—
(7) Includes premiums received on centrally cleared credit default swaps	—	—	—	(46)
* Redemption price per share is equal to the Net Asset Value per share, less any applicable contingent deferred sales charges.

Footnote Legend:

(a)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED OCTOBER 31, 2016

($ reported in thousands)

	Virtus Credit Opportunities Fund	Virtus Multi- Strategy Target Return Fund	Virtus Select MLP and Energy Fund		Virtus Strategic Income Fund
Investment Income
Dividends	$ 142	$ 236	$ 212		$ 2
Less return of capital distributions (Note 2C)	—	—	(108)		—
Dividend income from affiliated funds	—	—	—		20
Interest	3,678	1,045	—		1,482
Foreign taxes withheld	—	(148)	(2)		—

Total investment income	3,820	1,133	102		1,504

Expenses
Investment advisory fees	710	1,379	45		234
Distribution and service fees, Class A	1	12	—	(1)	3
Distribution and service fees, Class C	1	39	1		11
Administration fees	95	106	5		29
Sub-administration fees	92	107	93		93
Transfer agent fees and expenses	44	103	2		19
Registration fees	93	81	65		46
Printing fees and expenses	43	64	2		14
Custodian fees	9	15	2		14
Professional fees	140	131	40		41
Trustees’ fees and expenses	119	116	6		35
Miscellaneous expenses	108	101	9		33

Total expenses	1,455	2,254	270		572

Dividend expense on securities sold short	82	—	—		—
Interest expense on securities sold short	19	—	—		—

Total expenses, including dividend and interest expense on securities sold short	1,556	2,254	270		572

Less expenses reimbursed and/or waived by investment adviser	(446)	(619)	(147)		(225)
Less expenses waived by sub-administrator	(19)	(21)	(63)		—

Net expenses	1,091	1,614	60		347

Net investment income (loss)	2,729	(481)	42		1,157

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(1,551)	(783)	(161)		(269)
Net realized gain (loss) on affiliated investments	—	—	—		(6)
Net realized gain (loss) on securities sold short	(1,129)	—	—		—
Net realized gain (loss) on foreign currency transactions	(238)	(1,115)	—		15
Net realized gain (loss) on futures	—	(2,620)	—		—
Net realized gain (loss) on written options	—	848	—		(127)
Net realized gain (loss) on swaps	313	1,160	—		(103)
Capital gain distributions received	3	3	—		—
Net change in unrealized appreciation (depreciation) on investments	3,739	(64)	133		1,123	(2)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	79	572	—		18
Net change in unrealized appreciation (depreciation) on futures	—	758	—		—
Net change in unrealized appreciation (depreciation) on written options	—	(220)	—		(4)
Net change in unrealized appreciation (depreciation) on swaps	(4)	(212)	—		(73)

Net gain (loss) on investments	1,212	(1,673)	(28)		574

Net increase (decrease) in net assets resulting from operations	$ 3,941	$ (2,154)	$ 14		$ 1,731

Footnote Legend:

(1)	Amount is less than $500.

(2)	Includes $4 from affiliated investments.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Virtus Credit Opportunities Fund			Virtus Multi-Strategy Target Return Fund
	Year Ended October 31, 2016	From Inception June 5, 2015 to October 31, 2015		Year Ended October 31, 2016	From Inception July 10, 2015 to October 31, 2015
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$2,729	$732		$(481)	$(166)
Net realized gain (loss)	(2,602)	(498)		(2,507)	(23)
Net change in unrealized appreciation (depreciation)	3,814	(1,424)		834	407

Increase (decrease) in net assets resulting from operations	3,941	(1,190)		(2,154)	218

From Distributions to Shareholders
Net investment income, Class A	(8)	—	(1)	(3)	—
Net investment income, Class C	(4)	—	(1)	(1)	—
Net investment income, Class I	(11)	(1)		(113)	—
Net investment income, Class R6	(3,610)	(480)		—	—
Net realized short-term gains, Class A	—	—		(6)	—
Net realized short-term gains, Class C	—	—		(3)	—
Net realized short-term gains, Class I	—	—		(195)	—
Net realized short-term gains, Class R6	—	—		—	—
Net realized long-term gains, Class A	—	—		(2)	—
Net realized long-term gains, Class C	—	—		(1)	—
Net realized long-term gains, Class I	—	—		(67)	—

Decrease in net assets from distributions to shareholders	(3,633)	(481)		(391)	—

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	147	101		4,123	854
Change in net assets from share transactions, Class C	48	100		4,322	444
Change in net assets from share transactions, Class I	305	151		62,309	53,120
Change in net assets from share transactions, Class R6	(1,365)	97,670		—	—

Increase (decrease) in net assets from share transactions	(865)	98,022		70,754	54,418

Net increase (decrease) in net assets	(557)	96,351		68,209	54,636
Net Assets
Beginning of period	96,351	—		54,636	—

End of period	$95,794	$96,351		$122,845	$54,636

Accumulated undistributed net investment income (loss) at end of period	$(329)	$219		$(614)	$(32)

Footnote Legend:

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF CHANGES IN NET ASSETS  (Continued)

($ reported in thousands)

	Virtus Select MLP and Energy Fund		Virtus Strategic Income Fund
	Year Ended October 31, 2016	From Inception September 9, 2015 to October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$42	$8	$1,157	$1,097
Net realized gain (loss)	(161)	—	(490)	(14)
Net change in unrealized appreciation (depreciation)	133	(113)	1,064	(551)

Increase (decrease) in net assets resulting from operations	14	(105)	1,731	532

From Distributions to Shareholders
Net investment income, Class A	(1)	—	(39)	(28)
Net investment income, Class C	(1)	—	(27)	(7)
Net investment income, Class I	(46)	—	(957)	(1,036)
Return of Capital, Class A	(2)	—	(2)	—
Return of Capital, Class C	(1)	—	(2)	—
Return of Capital, Class I	(50)	—	(56)	—

Decrease in net assets from distributions to shareholders	(101)	—	(1,083)	(1,071)

From Share Transactions (See Note 6)
Change in net assets from share transactions, Class A	120	104	(960)	1,772
Change in net assets from share transactions, Class C	31	100	959	248
Change in net assets from share transactions, Class I	129	4,800	1,490	2,298

Increase in net assets from share transactions	280	5,004	1,489	4,318

Net increase (decrease) in net assets	193	4,899	2,137	3,779
Net Assets
Beginning of period	4,899	—	28,719	24,940

End of period	$5,092	$4,899	$30,856	$28,719

Accumulated undistributed net investment income (loss) at end of period	$(26)	$8	$104	$70

See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Short-term and Long- term Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses (including dividend expense on securities sold short and interest expense on securities sold short after expense waivers and reimbursements) to Average Net Assets	Ratio of Total Expenses (before expense waivers and reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Virtus Credit Opportunities Fund
Class A
10/31/16	$ 9.83	$ 0.25	$ 0.12	$ 0.37	$ (0.35)	$ —	$ (0.35)	$ 0.02	$ 9.85	3.88%	$249	1.47%(6)(7)	1.95%	2.56%	66%
10/31/15(8)	10.00	0.06	(0.19)	(0.13)	(0.04)	—	(0.04)	(0.17)	9.83	(1.29)(3)	99	1.35 (4)(6)	1.77 (4)	1.59 (4)	21(3)
Class C
10/31/16	9.82	0.17	0.13	0.30	(0.28)	—	(0.28)	0.02	9.84	3.16	147	2.24 (6)(7)	2.67	1.80	66
10/31/15(8)	10.00	0.03	(0.19)	(0.16)	(0.02)	—	(0.02)	(0.18)	9.82	(1.62)(3)	98	2.10 (4)(6)	2.52 (4)	0.84 (4)	21(3)
Class I
10/31/16	9.83	0.27	0.13	0.40	(0.37)	—	(0.37)	0.03	9.86	4.24	458	1.22 (6)(7)	1.67	2.81	66
10/31/15(8)	10.00	0.07	(0.19)	(0.12)	(0.05)	—	(0.05)	(0.17)	9.83	(1.21)(3)	149	1.10 (4)(6)	1.53 (4)	1.84 (4)	21(3)
Class R6
10/31/16	9.83	0.28	0.12	0.40	(0.37)	—	(0.37)	0.03	9.86	4.24	94,940	1.15 (6)(7)	1.64	2.89	66
10/31/15(8)	10.00	0.08	(0.20)	(0.12)	(0.05)	—	(0.05)	(0.17)	9.83	(1.21)(3)	96,005	1.04 (4)(6)	1.52 (4)	1.90 (4)	21(3)
Virtus Multi-Strategy Target Return Fund
Class A
10/31/16	$10.02	$(0.06)	$(0.19)	$ (0.25)	$ (0.02)	$ (0.04)	$ (0.06)	$ (0.31)	$ 9.71	(2.51)%	$4,847	1.72%(7)(9)	2.31%	(0.65)%	129%
10/31/15(10)	10.00	(0.04)	0.06	0.02	—	—	—	0.02	10.02	0.20(3)	863	1.80 (4)	4.07 (4)	(1.40) (4)	1(3)
Class C
10/31/16	10.00	(0.13)	(0.20)	(0.33)	(0.01)	(0.04)	(0.05)	(0.38)	9.62	(3.26)	4,655	2.46 (7)(9)	3.09	(1.40)	129
10/31/15(10)	10.00	(0.06)	0.06	—	—	—	—	—	10.00	0.00(3)	448	2.55 (4)	4.63 (4)	(2.15) (4)	1(3)
Class I
10/31/16	10.03	(0.04)	(0.19)	(0.23)	(0.02)	(0.04)	(0.06)	(0.29)	9.74	(2.30)	113,343	1.47 (7)(9)	2.08	(0.41)	129
10/31/15(10)	10.00	(0.03)	0.06	0.03	—	—	—	0.03	10.03	0.30(3)	53,325	1.55 (4)	3.24 (4)	(1.15) (4)	1(3)

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses (including dividend expense on securities sold short and interest expense on securities sold short after expense waivers and reimbursements) to Average Net Assets	Ratio of Total Expenses (before expense waivers and reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Virtus Select MLP and Energy Fund
Class A
10/31/16	$9.79	$0.06		$(0.10)	$(0.04)	$(0.08)	$ (0.10)	$(0.18)	$(0.22)	$9.57	(0.17)%		$226	1.56% (7)	6.20%	0.69%	33%
10/31/15(11)	10.00	0.01		(0.22)	(0.21)	—	—	—	(0.21)	9.79	(2.10	)(3)	102	1.55 (4)	10.70 (4)	1.00 (4)	0(3)
Class C
10/31/16	9.78	(0.01)		(0.09)	(0.10)	(0.04)	(0.10)	(0.14)	(0.24)	9.54	(0.93)		128	2.31 (7)	6.93	(0.06)	33
10/31/15(11)	10.00	—	(5)	(0.22)	(0.22)	—	—	—	(0.22)	9.78	(2.20	)(3)	98	2.30 (4)	11.41 (4)	0.25 (4)	0(3)
Class I
10/31/16	9.79	0.08		(0.09)	(0.01)	(0.10)	(0.10)	(0.20)	(0.21)	9.58	0.10		4,738	1.31 (7)	5.95	0.94	33
10/31/15(11)	10.00	0.02		(0.23)	(0.21)	—	—	—	(0.21)	9.79	(2.10	)(3)	4,699	1.30 (4)	10.41 (4)	1.25 (4)	0(3)
Virtus Strategic Income Fund
Class A
10/31/16	$9.75	$0.36		$0.21	$0.57	$(0.32)	$ (0.02)	$(0.34)	$0.23	$9.98	5.98%		$888	1.39% (7)(12)	2.16%	3.76%	98%
10/31/15	9.95	0.38		(0.20)	0.18	(0.38)	—	(0.38)	(0.20)	9.75	1.91		1,886	1.40	2.42	3.91	97
10/31/14(13)	10.00	0.03		(0.06)	(0.03)	(0.02)	—	(0.02)	(0.05)	9.95	(0.33	)(3)	119	1.40 (4)	3.71 (4)	1.84 (4)	83(3)
Class C
10/31/16	9.75	0.29		0.20	0.49	(0.25)	(0.02)	(0.27)	0.22	9.97	5.10		1,350	2.15 (7)	2.91	3.00	98
10/31/15	9.95	0.31		(0.21)	0.10	(0.30)	—	(0.30)	(0.20)	9.75	1.06		337	2.14(12)	3.15	3.17	97
10/31/14(13)	10.00	0.02		(0.06)	(0.04)	(0.01)	—	(0.01)	(0.05)	9.95	(0.43	)(3)	100	2.15 (4)	4.85 (4)	1.09 (4)	83(3)
Class I
10/31/16	9.75	0.39		0.19	0.58	(0.34)	(0.02)	(0.36)	0.22	9.97	6.15		28,618	1.14 (7)(12)	1.91	4.00	98
10/31/15	9.95	0.41		(0.21)	0.20	(0.40)	—	(0.40)	(0.20)	9.75	2.07		26,496	1.14(12)	2.16	4.17	97
10/31/14(13)	10.00	0.03		(0.06)	(0.03)	(0.02)	—	(0.02)	(0.05)	9.95	(0.29	)(3)	24,721	1.15 (4)	3.85 (4)	2.09 (4)	83(3)

Footnote Legend

(1)	Computed using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Not annualized.
(4)	Annualized.
(5)	Amount is less than $0.005 or 0.005%.
(6)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for the Credit Opportunities Fund for Class A is 1.35%, for Class C is 2.10%, for Class I is 1.10% and for Class R6 is 1.04% for the year ended October 31, 2016.
(7)	Net expense ratio includes extraordinary proxy expenses.
(8)	Inception date June 5, 2015.
(9)	Ratio shown is a blended expense ratio due to expense limit change (See Note 4).
(10)	Inception date July 20, 2015.
(11)	Inception date September 9, 2015.
(12)	Fund under the expense cap due to management fee waiver on portion of assets invested in an affiliated Virtus Fund.
(13)	Inception date September 8, 2014.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

Note 1. Organization

Virtus Alternative Solutions Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report the Trust is comprised of three non-diversified funds (Credit Opportunities Fund, Multi-Strategy Target Return Fund and Select MLP and Energy Fund) and one diversified fund (Strategic Income Fund) each having a distinct investment objective outlined below.

The Funds have the following investment objectives:

Investment Objective(s)
Credit Opportunities Fund	Total return with a secondary objective of income
Multi-Strategy Target Return Fund	Long-term total return
Select MLP and Energy Fund	Total return with a secondary objective of income
Strategic Income Fund	Seeking total return comprised of income and capital appreciation

There is no guarantee that a Fund will achieve its objective(s).

All of the Funds offer Class A shares, Class C shares and Class I shares.

The Credit Opportunities Fund also offers Class R6 shares.

Class A shares are sold with a front-end sales charge of up to 5.75% (up to 3.75% for Credit Opportunities Fund and Strategic Income Fund) with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.

Class R6 shares are only available to funds advised or subadvised by Virtus Alternative Investment Advisers, Inc. (“VAIA”) or one of its affiliates, and certain employer-sponsored retirement plans, such as 401(k) plans, profit-sharing plans, defined benefit plans and other employer-directed plans. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

Virtus Mutual Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution and/or service fees under a Rule 12b-1 and/or shareholder service plan (“12b-1 plan”) approved by the Trust’s Board of Trustees (the “Board”) and has exclusive voting rights with respect to such plan(s). Class I and Class R6 shares are not subject to a 12b-1 plan. Income and other expenses as well as realized and unrealized gains and losses of each Fund are borne pro rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The significant accounting policies consistently followed by the Trust in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A. Security Valuation

Security valuation procedures for each Fund, which include nightly price variance as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board. All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board, and convenes independently from portfolio management. All internally fair valued securities, are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of any model inputs and any changes to the model. Fair valuations are reviewed by the Board at least quarterly.

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

●	Level 1 —	quoted prices in active markets for identical securities (security types generally include listed equities)

●	Level 2 —	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS  (Continued)

October 31, 2016

●	Level 3 —	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments)

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are not widely traded, are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs and certain indexes as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Claims are valued by brokers based on pricing models that take into account, among other factors, both cash and non-cash assets. The valuation is derived from expected cash flow of the claims and the non-cash assets, which include all real estate, private equity or other securities within the estate. To the extent that these inputs are observable, the values of the claims are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Listed derivatives that are actively traded including options and futures contracts are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (OTC) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end mutual funds are valued as of the close of regular trading on the NYSE, generally 4 p.m. Eastern time, each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B. Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method.

Dividend income from REIT and MLP investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments (i.e. a return of capital) or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.

C. Investment Income and Return of Capital Estimates

The Select MLP and Energy Fund invests in MLPs that make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS  (Continued)

October 31, 2016

income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the fiscal year ended October 31, 2016, the Fund estimated that 94% of the MLP distributions received would be treated as a return of capital.

D. Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund in the Trust to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of October 31, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2014 forward (with limited exceptions).

E. Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date and distributed quarterly for the Credit Opportunities Fund, semi-annually for the Multi-Strategy Target Return Fund and Select MLP and Energy Fund and monthly for the Strategic Income Fund. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, foreign currency gain or loss, gain or loss on futures contracts, partnerships, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

F. Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which a Fund invests.

G. Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

H. When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Transactions on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

I. Short Sales

Certain Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS  (Continued)

October 31, 2016

In accordance with the terms of its prime brokerage agreement, Credit Opportunities Fund may receive rebate income or be charged a fee on borrowed securities which is under Interest expense on short sales on the Statements of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

There were no short sales as of October 31, 2016.

J. Loan Agreements

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan agreements are generally non-investment grade, and often involve borrowers that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

Note 3.	Derivative Financial Instruments

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

A. Futures Contracts

A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) on futures contracts.

During the fiscal year, Multi-Strategy Target Return Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks to each such Fund are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

B. Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

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NOTES TO FINANCIAL STATEMENTS  (Continued)

October 31, 2016

During the fiscal year, Credit Opportunities Fund, Multi-Strategy Target Return Fund and Strategic Income Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

C. Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. A Fund doing so is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value”. Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statement of Operations.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

During the fiscal year, Multi-Strategy Target Return Fund used options contracts to hedge against market and idiosyncratic risk or to reduce portfolio volatility. Strategic Income Fund pursued an option income strategy whereby it purchased and sold out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow in pursuit of additional yield.

The Funds had transactions in written options during the year ended October 31, 2016 as follows ($ reported in 000s):

	Multi-Strategy Target Return Fund
	Numbers of Contracts	Premiums Received
Options outstanding at October 31, 2015	190,215	$ 625
Options written	857,434	3,479
Options closed	(603,067)	(2,891)
Options expired	(515)	(18)

Options outstanding at October 31, 2016	444,067	$ 1,195

	Strategic Income Fund
	Numbers of Contracts	Premiums Received
Options outstanding at October 31, 2015	86	$ 19
Options written	386	93
Options closed	(341)	(90)
Options expired	(131)	(22)

Options outstanding at October 31, 2016	—	$ —

D. Swaps

Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.

Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and amortized over the term of the swap. When a swap is terminated, the Fund

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NOTES TO FINANCIAL STATEMENTS  (Continued)

October 31, 2016

records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.

Securities deposited as margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for swaps”.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

During the fiscal year, Credit Opportunities Fund, Multi-Strategy Target Return Fund and Strategic Income Fund utilized both single name credit default swaps and credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.

Total return swaps –Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Certain Funds may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk).

Certain Funds may enter into equity basket swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.

During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the ISDA Master Agreement (defined below in “Derivative Risks”) between the Fund and the counterparty.

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).

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NOTES TO FINANCIAL STATEMENTS  (Continued)

October 31, 2016

During the fiscal year, Multi-Strategy Target Return Fund utilized total return swaps to gain exposure to broad markets or to hedge the risk of individual securities within the portfolios, obtain long or short exposure to the underlying reference instrument, obtain leverage and gain exposure to restricted markets in order to avoid the operational burden of ownership filing requirements. Swap Baskets were entered into to implement custom index exposure in one convenient trading instrument.

Interest rate swaps – Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).

During the fiscal year, Multi-Strategy Target Return Fund utilized interest rate swaps to gain exposure to interest rates or to hedge interest rate risk within its portfolio.

Inflation swaps – Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. One factor that may lead to changes in the values of inflation swaps is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap. Certain Funds may enter into inflation swaps to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments.

During the fiscal year, Multi-Strategy Target Return Fund utilized inflation swaps to hedge inflation risk within its portfolio or to gain exposure to the impact of inflation.

Variance swaps –Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Certain Funds may enter into variance swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.

During the fiscal year, Multi-Strategy Target Return Fund utilized variance swaps to capitalize on volatility in the equity markets.

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NOTES TO FINANCIAL STATEMENTS  (Continued)

October 31, 2016

($ reported in thousands)

The following is a summary of derivative instruments categorized by primary risk exposure as of October 31, 2016:

	Fair Values of Derivative Financial Instruments as of October 31, 2016

	Derivative Assets
		Credit Opportunities Fund	Multi-Strategy Target Return Fund	Strategic Income Fund
Primary Risk	Statements of Assets and Liabilities Location	Value	Value	Value
Interest rate contracts	Net unrealized appreciation (depreciation) on investments[1] Investment in securities at value[2]; Swaps at value	$ —	$ 2,718	$ —

Foreign currency exchange contracts	Investment in securities at value[2]; Unrealized appreciation on forward foreign currency exchange contracts; Swaps at value	47	2,955	24

Equity contracts	Net unrealized appreciation (depreciation) on investments[1]; Investment in securities at value[2]; Swaps at value	—	3,375	—

Credit contracts	Swaps at value	—	1,069	—

Total		$ 47	$10,117	$ 24

1Includes cumulative appreciation (depreciation) on futures contracts and purchased options at value as reported in the Schedules of Investments. For futures contracts only current day’s variation margin is reported within the Statements of Assets and Liabilities.

2Includes purchased options and swaptions at value as reported in the Schedules of Investments.

	Fair Values of Derivative Financial Instruments as of October 31, 2016

	Derivative Liabilities
		Credit Opportunities Fund	Multi-Strategy Target Return Fund	Strategic Income Fund
Primary Risk	Statements of Assets and Liabilities Location	Value	Value	Value
Interest rate contracts	Swaps at value	$ —	$ 383	$ —

Foreign currency exchange contracts	Written options at value, Unrealized depreciation on forward foreign currency exchange contracts; Swaps at value	—	1,267	—

Equity contracts	Net unrealized appreciation (depreciation) on investments[1]; Swaps at value	—	1,518	—

Credit contracts	Swaps at value	—	69	176

Total		$ —	$3,237	$176

1Includes cumulative appreciation (depreciation) on futures contracts and purchased options at value as reported in the Schedules of Investments. For futures contracts only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS  (Continued)

October 31, 2016

($ reported in thousands)

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended October 31, 2016
Net Realized Gain (Loss) From

	Credit Opportunities Fund	Multi-Strategy Target Return Fund	Strategic Income Fund
Interest rate contracts:
Futures contracts[5]	$ —	$(1,350)	$ —
Purchased Swaptions[2]	—	17	—
Swaps[4]	—	680	—
Foreign currency exchange contracts:
Forward foreign currency transactions[1]	(268)	(923)	15
Purchased options[2]	—	(963)	—
Written options[3]	—	500	—
Equity contracts:
Futures contracts[5]	—	(1,270)	—
Purchased options[2]	86	(986)	(17)
Written options[3]	—	348	(127)
Swaps[4]	—	164	—
Credit contracts:
Swaps[4]	313	316	(103)

Total	$ 131	$(3,467)	$(232)

1Included in net realized gain (loss) on foreign currency transactions within the Statement of Operations.

2Included in net realized gain (loss) on investments within the Statement of Operations.

3Included in net realized gain (loss) on written options within the Statement of Operations.

4Included in net realized gain (loss) on swaps within the Statement of Operations.

5Included in net realized gain (loss) on futures within the Statement of Operations.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended October 31, 2016
Net Change in Unrealized Appreciation/(Depreciation) on

	Credit Opportunities Fund	Multi-Strategy Target Return Fund	Strategic Income Fund
Interest rate contracts:
Futures contracts[5]	$ —	$ 995	$ —
Purchased swaptions[2]	—	(242)	—
Swaps[4]	—	(231)	—
Foreign currency exchange contracts:
Forward foreign currency transactions[1]	85	559	18
Purchased options[2]	—	(408)	—
Written options[3]	—	(76)	—
Swaps[4]	—	(10)	—
Equity contracts:
Futures contracts [5]	—	(237)	—
Purchased options[2]	—	194	1
Written options[3]	—	(144)	(4)
Swaps[4]	—	167	—
Credit contracts:
Swaps[4]	(4)	(138)	(73)

Total	$ 81	$ 429	$(58)

1Included in net change in unrealized appreciation (depreciation) on foreign currency transactions within the Statement of Operations.

2Included in net change in unrealized appreciation (depreciation) on investments within the Statement of Operations.

3Included in net change in unrealized appreciation (depreciation) on written options within the Statement of Operations.

4Included in net change in unrealized appreciation (depreciation) on swaps within the Statement of Operations.

5Included in net change in unrealized appreciation (depreciation) on futures within the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS  (Continued)

October 31, 2016

($ reported in thousands)

The quarterly average values (unless otherwise specified) of the derivatives held by the funds in the table shown below indicate the volume of derivative activity for each applicable Fund for the year ended October 31, 2016.

	Credit Opportunities Fund	Multi-Strategy Target Return Fund	Strategic Income Fund
Purchased Options[1]	$ —	$ 4,157	$ 1
Purchased Swaptions[1]	—	1,818	—
Written Options[2]	—	855	4
Futures Contracts-Long Positions[3]	—	109	—
Futures Contracts-Short Positions[3]	—	(236)	—
Forward Foreign Currency Exchange Purchase Contracts[4]	1,320	13,698	76
Forward Foreign Currency Exchange Sale Contracts[5]	4,344	38,659	292
Interest Rate Swap Agreements[6]	—	164,344	—
Credit Default Swap Agreements - Buy Protection[6]	2,632	27,060 [7]	2,474
Credit Default Swap Agreements - Sell Protection[6]	—	19,530	100
Total Return Swap Agreements[6]	—	2,594	—
Inflation Swap Agreements[6]	—	26,225	—
Variance Swap Agreements[6]	—	31	—
Total Return Basket Swap Agreements[6]	—	2,879 [7]	—

1 Average premiums paid for the period.

2 Average premiums received for the period.

3 Average unrealized for the period.

4 Average value at trade date payable.

5 Average value at settlement date receivable.

6 Notional.

7 Values applied for end of the period holdings.

E. Derivative Risks

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

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NOTES TO FINANCIAL STATEMENTS  (Continued)

October 31, 2016

($ reported in thousands)

F.	Collateral Requirements and Master Netting Agreements (“MNA”)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At October 31, 2016, the Funds’ derivative assets and liabilities (by type) are as follows:

	Credit Opportunities Fund		Multi-Strategy Target Return Fund		Strategic Income Fund

	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$—	$8	$ 58	$ —	$ —
Forward foreign currency exchange contracts	47	—	1,353	800	24	—
Swaps	—	—	1,125	1,085	—	129
Purchased options[1]	—	—	3,881	—	—	—
Purchased swaptions	—	—	1,627	33	—	—
Written options	—	—	—	1,320	—	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$47	$—	$7,994	$ 3,296	$ 24	$ 129

Derivatives not subject to a MNA or similar agreement	—	—	(2,327)	(467)	—	(127)

Total assets and liabilities subject to a MNA	$47	$—	$5,667	$ 2,829	$ 24	$ 2

     1Includes purchased options at value as reported in the Schedule of Investments

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of October 31, 2016:

Credit Opportunities Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
JPMorgan Chase Bank N.A.	$47	$—	$—	$(47)	$—

Total	$47	$—	$—	$(47)	$—

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

($ reported in thousands)

Multi-Strategy Target Return Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
BNP Paribas	$1,959	$(577)	$—	$(1,200)	$182
Citibank	1,227	(23)	—	(1,201)	3
Deutsche Bank AG	781	—	—	(781)	—
Goldman Sachs & Co.	595	(194)	—	(260)	141
Nomura Global Financial Products, Inc.	425	(111)	—	(270)	44
Societe Generale	680	(680)	—	—	—

Total	$5,667	$(1,585)	$—	$(3,712)	$370

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
BNP Paribas	$577	$(577)	$—	$—	$—
Citibank	23	(23)	—	—	—
Goldman Sach & Co.	194	(194)	—	—	—
Nomura Global Financial Products, Inc.	111	(111)	—	—	—
Societe Generale	1,924	(680)	—	(1,050)	194

Total	$2,829	$(1,585)	$—	$(1,050)	$194

[1]Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

Strategic Income Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
JPMorgan Chase Bank N.A.	$24	$(2)	$—	$(22)	$—

Total	$24	$(2)	$—	$(22)	$—

Strategic Income Fund
Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
JPMorgan Chase Bank N.A.	$2	$(2)	$—	$—	$—

Total	$2	$(2)	$—	$—	$—

    1Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

    2Net amount represents the net amount receivable from the counterparty in the event of default.

    3Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

    4Net amount represents the net amount payable due to the counterparty in the event of default.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

($ reported in thousands)

Note 4.	Investment Advisory Fee and Related Party Transactions

A.	Adviser

Virtus Alternative Investment Advisers, Inc. (“VAIA” or the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment program and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets or managed assets of each Fund. “Managed assets” means the total assets of the Fund including any assets attributable to borrowings minus the Fund’s accrued liabilities other than such borrowings:

	All Assets	1st $5 Billion	$5+ Billion	Based upon
Credit Opportunities Fund	0.75%	— %	— %	Managed assets
Multi-Strategy Target Return Fund	—	1.30*	1.25	Net assets
Select MLP and Energy Fund	1.00	—	—	Net assets
Strategic Income Fund	—	0.80	0.75	Managed assets

Footnote Legend:

*	The Fund’s investment adviser has contractually agreed to waive a portion of the management fee so that such fee does not exceed 1.25% through March 31, 2017.

During the period covered by these financial statements, the Strategic Income Fund invested a portion of its assets in Virtus Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Strategic Income Fund on the assets invested in the Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $4. This waiver is in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statement of Operations in “expenses reimbursed and/or waived by the investment adviser”.

B.	Subadvisers

The subadvisers manage the investments of each Fund, for which they are paid a fee by the Adviser.

At October 31, 2016, Subadvisers with respect to the Funds they serve are as follows: Aviva Investors Americas LLC (“Aviva”), for Multi-Strategy Target Return Fund; Duff & Phelps Investment Management Co. (“Duff & Phelps”), an indirect wholly-owned subsidiary of Virtus, for Select MLP and Energy Fund; and Newfleet Asset Management, LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, for both Credit Opportunities Fund and Strategic Income Fund.

C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit each Fund’s operating expenses (excluding front-end or contingent deferred loads, dividend and interest expenses, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, extraordinary expenses and acquired fund fees and expenses, if any), so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily managed assets or net assets through the dates indicated below.

Following the contractual period, the Adviser may discontinue these expense caps and/or fee waivers at any time.

					Through
Fund	Class A	Class C	Class I	Class R6	Date
Credit Opportunities Fund	1.35%	2.10%	1.10%	1.04%	3/01/2017
Multi-Strategy Target Return Fund[1]	1.69	2.44	1.44	—	3/01/2017
Select MLP and Energy Fund	1.55	2.30	1.30	—	3/01/2017
Strategic Income Fund	1.40	2.15	1.15	—	3/01/2017

Footnote Legend:

[1]	Prior to March 11, 2016, the contractual expense limits were 1.80%, 2.55% and 1.55% for Class A shares, Class C shares and Class I shares, respectively.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

($ reported in thousands)

Under certain conditions, the Adviser may recapture operating expenses reimbursed within three years after the date on which such waiver or reimbursement occurred. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations, or if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser-reimbursed expenses may be recaptured by the fiscal year ending:

	2017	2018	2019
Credit Opportunities Fund	$ —	$175	$446
Multi-Strategy Target Return Fund	—	228	579
Select MLP and Energy Fund	—	52	147
Strategic Income Fund	86	215	221

D.	Distributor

VP Distributors, LLC (“VP Distributors” or the “Distributor”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended October 31, 2016, there were $13 in commissions for Class A shares and $2 and $0 in CDSC for Class A shares and Class C shares, respectively.

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: a service fee at a rate of 0.25% for Class A and Class C shares and a distribution fee of 0.75% for Class C shares. Class I and Class R6 shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

E.	Administrator and Transfer Agent

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the Administrator and Transfer Agent of the Trust. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) services as Sub-Administrative and Accounting Agent of the Trust.

For the year ended October 31, 2016, the Funds incurred administration fees totaling $235 which are included in the Statements of Operations.

For the year ended October 31, 2016, the Funds incurred sub-administration fees of $385 of which $103 was voluntarily waived by BNY Mellon which are included in the Statements of Operations.

For the year ended October 31, 2016, the Funds incurred transfer agent fees totaling $168 which are included in the Statements of Operations. A portion of these fees was paid to outside entities that also provide services to the Funds.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

($ reported in thousands)

F. Affiliated Shareholders

At October 31, 2016, Virtus and its affiliates held shares of the Funds which may be redeemed at any time that aggregated to the following:

		Aggregate
	Shares	Net Asset Value
Credit Opportunities Fund
Class A	10,410	$ 103
Class C	10,314	101
Class I	10,444	103
Class R6	9,282,664	91,527
Multi-Strategy Target Return Fund
Class A	10,060	$ 98
Class C	10,056	97
Class I	5,010,274	48,800
Select MLP and Energy Fund
Class A	10,212	$ 98
Class C	10,156	97
Class I	491,024	4,704
Strategic Income Fund
Class A	10,777	$ 108
Class C	10,608	106
Class I	2,687,235	26,819

G.	Investments in Affiliates

A summary of the Strategic Income Fund’s total long-term and short-term purchases and sales of affiliated underlying funds during the year ended October 31, 2016, is as follows:

	Value beginning of period	Purchases	Sales Proceeds	Value, end of period	Dividend Income	Distributions of Realized Gains
Virtus Credit Opportunities Fund	$647	$—	$154	$496	$20	$—

Total	$647	$—	$154	$496	$20	$—

Note 5.	Purchases and Sales of Securities

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the year ended October 31, 2016, were as follows:

	Purchases	Sales
Credit Opportunities Fund	$58,541	$36,858
Multi-Strategy Target Return Fund	77,612	44,174
Select MLP and Energy Fund	2,296	1,465
Strategic Income Fund	26,524	25,787

Purchases and sales of long-term U.S. Government and agency securities for the Funds during the year ended October 31, 2016, were as follows:

	Purchases	Sales
Multi-Strategy Target Return Fund	$25,152	$5,524
Strategic Income Fund	2,182	2,119

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

($ reported in thousands)

Note 6.	Capital Share Transactions

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Credit Opportunities Fund
	Year Ended October 31, 2016		From Inception June 5, 2015 to October 31, 2015
	SHARES	AMOUNT	SHARES		AMOUNT
Class A
Sale of shares	17	$ 164	10		$ 100
Reinvestment of distributions	1	8	—	(a)	1
Shares repurchased	(3)	(25)	—		—

Net Increase / (Decrease)	15	$ 147	10		$ 101

Class C
Sale of shares	10	$ 95	10		$ 100
Reinvestment of distributions	—	3	—	(a)	—	(a)
Shares repurchased	(5)	(50)	—		—

Net Increase / (Decrease)	5	$ 48	10		$ 100

Class I
Sale of shares	30	$ 294	15		$ 150
Reinvestment of distributions	1	11	—	(a)	1
Shares repurchased	—	—	—		—

Net Increase / (Decrease)	31	$ 305	15		$ 151

Class R6
Sale of shares	—	$ —	9,788		$97,875
Reinvestment of distributions	76	737	49		479
Shares repurchased	(217)	(2,102)	(70)		(684)

Net Increase / (Decrease)	(141)	$(1,365)	9,767		$97,670

	Multi-Strategy Target Return Fund
	Year Ended October 31, 2016		From Inception July 20, 2015 to October 31, 2015
	SHARES	AMOUNT	SHARES		AMOUNT
Class A
Sale of shares	896	$ 8,794	86		$ 854
Reinvestment of distributions	1	11	—		—
Shares repurchased	(484)	(4,682)	—	(a)	—	(a)

Net Increase / (Decrease)	413	$ 4,123	86		$ 854

Class C
Sale of shares	615	$ 6,014	45		$ 444
Reinvestment of distributions	1	5	—		—
Shares repurchased	(177)	(1,697)	—		—

Net Increase / (Decrease)	439	$ 4,322	45		$ 444

Class I
Sale of shares	9,112	$ 89,311	5,317		$53,130
Reinvestment of distributions	37	361	—		—
Shares repurchased	(2,827)	(27,363)	(1)		(10)

Net Increase / (Decrease)	6,322	$ 62,309	5,316		$53,120

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

($ reported in thousands)

	Select MLP and Energy Fund
	Year Ended October 31, 2016			From Inception September 9, 2015 to October 31, 2015
	SHARES		AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	13		$121	10	$ 104
Reinvestment of distributions	1		3	—	—
Shares repurchased	—	(a)	(4)	—	—

Net Increase / (Decrease)	14		$120	10	$ 104

Class C
Sale of shares	3		$ 29	10	$ 100
Reinvestment of distributions	—	(a)	2	—	—
Shares repurchased	—		—	—	—

Net Increase / (Decrease)	3		$ 31	10	$ 100

Class I
Sale of shares	4		$ 33	480	$4,800
Reinvestment of distributions	11		96	—	—
Shares repurchased	—		—	—	—

Net Increase / (Decrease)	15		$129	480	$4,800

	Strategic Income Fund
	Year Ended October 31, 2016			Year Ended October 31, 2015
	SHARES		AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	86		$ 831	295	$ 2,901
Reinvestment of distributions	4		39	3	27
Shares repurchased	(194)		(1,830)	(117)	(1,156)

Net Increase / (Decrease)	(104)		$ (960)	181	$ 1,772

Class C
Sale of shares	105		$ 1,007	47	$ 468
Reinvestment of distributions	3		30	1	6
Shares repurchased	(8)		(78)	(23)	(226)

Net Increase / (Decrease)	100		$ 959	25	$ 248

Class I
Sale of shares	88		$ 863	197	$ 1,963
Reinvestment of distributions	104		1,010	105	1,033
Shares repurchased	(40)		(383)	(70)	(698)

Net Increase / (Decrease)	152		$ 1,490	232	$ 2,298

Footnote Legend:

(a)	Amount is less than $500.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2016

($ reported in thousands)

Note 7.	10% Shareholders

As of October 31, 2016, each Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Credit Opportunities Fund#	72%	1*
Multi-Strategy Target Return Fund	56	2*
Select MLP and Energy Fund	96	1*
Strategic Income Fund	87	1*

Footnote Legend:

*	Shareholder account is affiliated.

#	A significant portion of the Credit Opportunities Fund is owned by Virtus Multi-Sector Short Term Bond Fund. The Virtus Multi-Sector Short Term Bond Fund does not invest in Credit Opportunities Fund for the purpose of exercising management or control; however the investments made by the Virtus Multi-Sector Short Term Bond Fund within each of its principal investment strategies may represent a significant portion of Credit Opportunities Fund’s net assets. At October 31, 2016, the Virtus Multi-Sector Short Term Bond Fund was the owner of record of approximately 72% of the Credit Opportunities Fund.

Note 8.	Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain Funds may invest a high percentage of their assets in specific sectors or countries of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 9.	Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of each Fund’s Schedule of Investments where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the applicable Fund.

Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The following Fund held securities considered to be illiquid at October 31, 2016:

Fund	Aggregate Value	% of Fund Net Assets
Strategic Income Fund	$88	0.3%

None of the securities referenced in this table are restricted.

At October 31, 2016, the Funds did not hold any securities that were both illiquid and restricted.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS  (Continued)

October 31, 2016

($ reported in thousands)

Note 10. Federal Income Tax Information

At October 31, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost (Proceeds)	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Credit Opportunities Fund - Investments	$ 92,304	$2,242	$ (620)	$1,622
Multi-Strategy Target Return Fund - Investments	117,972	1,608	(1,663)	(55)
Multi-Strategy Target Return Fund - Written Options	(1,195)	4	(129)	(125)
Select MLP and Energy Fund - Investments	5,024	375	(348)	27
Strategic Income Fund - Investments	30,449	791	(201)	590

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales and passive activity losses.

Certain Funds have capital-loss carryforwards available to offset future realized capital gains.

	Short-Term	Long-Term
Credit Opportunities Fund	$3,001	$ 376
Multi-Strategy Target Return Fund	819	1,306
Select MLP and Energy Fund	140	—
Strategic Income Fund	67	486

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Credit Opportunities Fund	$398	$ —
Multi-Strategy Target Return Fund	420	—
Select MLP and Energy Fund	—	—
Strategic Income Fund	—	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the year ended October 31, 2016 and 2015 was as follows:

		Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Credit Opportunities Fund	2016	$3,633	$ —	$ —	$3,633
	2015	481	—	—	481
Multi-Strategy Target Return Fund	2016	321	70	—	391
Select MLP and Energy Fund	2016	48	—	53	101
Strategic Income Fund	2016	1,023	—	60	1,083
	2015	1,071	—	—	1,071

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS  (Continued)

October 31, 2016

($ reported in thousands)

Note 11. Reclassification of Capital Accounts

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of a Fund. As of October 31, 2016, each Fund recorded reclassifications to increase (decrease) the accounts as listed below:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid in Capital on shares of Beneficial Interest
Credit Opportunities Fund	$356	$(356)	$—
Multi-Strategy Target Return Fund	16	(16)	—
Select MLP and Energy Fund	(28)	28	—	(a)
Strategic Income Fund	(100)	100	—

Footnote Legend:

(a)	Amount is less than $500.

Note 12. New Accounting Pronouncements

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Note 13. Regulatory Matters and Litigation

From time to time, the Trust, the Funds’ Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.

Note 14. Indemnifications

Under the Trust’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Each Trustee has entered into an indemnification agreement with the Trust. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.

Note 15. Subsequent Event Evaluation

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent events require recognition or disclosure in the financial statements.

Effective November 3, 2016, Virtus Multi-Strategy Target Return Fund began offering Class R6 shares.

Effective November 1, 2016, the expense limits applicable to Virtus Strategic Income Fund have changed. The Fund’s investment adviser has contractually agreed to limit the Fund’s total operating expenses so that such expenses do not exceed 1.15% for Class A shares, 1.90% for Class C shares, and 0.90% for Class I shares through March 1, 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Virtus Alternative Solutions Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Virtus Credit Opportunities Fund, Virtus Multi-Strategy Target Return Fund, Virtus Select MLP and Energy Fund and Virtus Strategic Income Fund (constituting Virtus Alternative Solutions Trust, hereafter referred to as the “Funds”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2016

VIRTUS ALTERNATIVE SOLUTIONS TRUST

TAX INFORMATION NOTICE

October 31, 2016

For the fiscal year ended October 31, 2016, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

Fund	QDI	DRD
Multi-Strategy Target Return Fund	24.51%	19.10%
Select MLP and Energy Fund	100.00%	100.00%

RESULTS OF SHAREHOLDER MEETING

VIRTUS ALTERNATIVE SOLUTIONS TRUST

October 31, 2016

(Unaudited)

At a special meeting of shareholders of all series of Virtus Alternative Solutions Trust (the “Trust”), held on October 20, 2016, shareholders of the Trust voted on the following proposal:

	Number of Eligible Votes:
Proposal 1	FOR	AGAINST	ABSTAIN
To elect eight Trustees to serve on the Board of Trustees until their successors have been duly elected and qualified or until their earlier death, resignation, retirement or removal.
Thomas J. Brown	226,688,500.178	373,418.820	—
Donald C. Burke	226,604,516.228	457,402.770	—
Roger A. Gelfenbien	226,688,500.178	373,418.820	—
John R. Mallin	226,638,764.078	423,154.920	—
Hassell H. McClellan	226,688,500.180	373,418.820	—
Geraldine M. McNamara	226,638,764.078	423,154.920	—
Richard E. Segerson	226,688,500.178	373,418.820	—
Ferdinand L.J. Verdonck	226,604,516.230	457,402.770	—

FUND MANAGEMENT TABLES

(Unaudited)

Information pertaining to the trustees and officers of the Trust as of October 31, 2016, is set forth below. The statement of additional information (SAI) includes additional information about the trustees and is available without charge, upon request, by calling (800) 243-1574. The address of each individual, unless otherwise noted, is 100 Pearl Street, Hartford, CT 06103-4506. There is no stated term of office for trustees of the Trust.

Independent Trustees

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

Brown, Thomas J. YOB: 1945 Elected: 2016 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).

Burke, Donald C. YOB: 1960 Elected: 2016 69 Portfolios

Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios), Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

Gelfenbien, Roger A. YOB: 1943 Elected: 2016 65 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios); and Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios).

Mallin, John R. YOB: 1950 Elected: 2016 65 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Complex (52 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios).

McClellan, Hassell H. YOB: 1945 Elected: 2016 65 Portfolios

Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Mutual Fund Complex (52 portfolios); and Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee, Virtus Variable Insurance Trust (9 portfolios) (since 2008); and Trustee, John Hancock Fund Complex (since 2000) (collectively, 228 portfolios).

McLoughlin, Philip R. YOB: 1946 Elected: 2013 74 Portfolios

Retired. Director and Chairman (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/ Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (52 portfolios).

McNamara, Geraldine M. YOB: 1951 Elected: 2016 69 Portfolios	Retired. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Complex (52 portfolios).

Oates, James M. YOB: 1946 Elected: 2013 70 Portfolios

Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (since 2000), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios).

Segerson, Richard E. YOB: 1948 Elected: 2016 65 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 1983), Virtus Mutual Fund Complex (52 portfolios).

Verdonck, Ferdinand L.J. YOB: 1942 Elected: 2016 65 Portfolios

Vice Chairman (since 2014), Affirmed Therapeutics (biotechnology); Director (1998 to 2015), The J.P. Morgan Continental European Investment Trust; Director (2005 to 2013), Galapagos N.V. (biotechnology); Director (1998 to 2015) Groupe SNEF; and Mr. Verdonck is also a director of several non-U.S. companies. Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); and Trustee (since 2002), Virtus Mutual Fund Complex (52 portfolios).

FUND MANAGEMENT TABLES

(Unaudited)

 (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2013 70 Portfolios

Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (1 fund); Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (52 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).

Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.

FUND MANAGEMENT TABLES

(Unaudited)

 (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).

Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds; and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.

Engberg, Nancy J. YOB: 1956	Vice President and Chief Compliance Officer (since 2011).

Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).

Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

Virtus Alternative Solutions Trust

101 Munson Street

Greenfield, MA 01301-9668

Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

John R. Mallin

Hassell H. McClellan

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Ferdinand L.J. Verdonck

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President,

  Chief Financial Officer and Treasurer

Jennifer Fromm, Vice President, Chief Legal

  Officer, Counsel and Secretary

Nancy J. Engberg, Vice President and

  Chief Compliance Officer

Investment Adviser

Virtus Alternative Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

Bank of New York Mellon

One Wall Street

New York, NY 10286

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574

Adviser Consulting Group	1-800-243-4361

Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, or contact us

at 1-800-243-1574 or Virtus.com.

8555	12-16

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that Donald C. Burke, Thomas J. Brown and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Burke, Mr. Brown and Mr. Segerson is an “independent” trustee as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $267,234 for 2016 and $204,730 for 2015.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $15,505 for 2016 and $17,254 for 2015. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $82,450 for 2016 and $51,250 for 2015.

“Tax Fees” are primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.]

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Alternative Solutions Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. The Audit Committee must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Thomas J. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $657,323 for 2016 and $532,983 for 2015.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Alternative Solutions Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	1/6/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	1/6/2017

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
(principal financial and accounting officer)

Date	1/6/2017

* Print the name and title of each signing officer under his or her signature.